UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Whole Earth Brands, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

May 24, 2023
Dear Fellow Stockholders:
The Board of Directors of Whole Earth Brands, Inc. has determined to recommend an additional proposal for stockholder approval at the Annual Meeting of Stockholders (“Annual Meeting”) of Whole Earth Brands, Inc., which will be held virtually on Thursday, June 8, 2023, at 11:00 a.m. ET. The Board of Directors is asking the stockholders to approve the Amended and Restated Whole Earth Brands, Inc. 2020 Long-Term Incentive Plan (the “Amended 2020 Plan”) and authorize an increase of 4,000,000 shares issuable thereunder. Because this proposal was not described in our Proxy Statement, dated April 28, 2023 (the “Proxy Statement”), we are providing additional information in the accompanying Supplement No. 1 to the Proxy Statement (the “Supplement”) and a revised proxy card or voting instruction card to allow our stockholders to vote on this new proposal. The Amended Notice of Annual Meeting of Stockholders is being delivered with the Supplement.
PLEASE NOTE THAT WE HAVE ENCLOSED A REVISED PROXY CARD. WE ASK THAT YOU CONSIDER THESE MATERIALS AND THE INSTRUCTIONS ON HOW TO VOTE IN ORDER TO EFFECTIVELY VOTE FOR ALL PROPOSALS AND USE THE REVISED PROXY CARD.
You may vote on all four proposals by one of the alternatives described in the accompanying Supplement. The receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted.
In order to vote on the newly added proposal, you must sign and return the accompanying revised proxy card, vote by telephone or Internet or virtually attend the Annual Meeting. If you have already completed and returned the original proxy card, by completing, signing and transmitting the revised proxy card, you will replace the original proxy card in its entirety and only your vote as indicated on the revised proxy card will be counted. If you have already voted by telephone or over the Internet, you may simply vote again, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual Meeting with respect to all other proposals, but will not be counted in determining the outcome of the newly added proposal. You will be able to join the Annual Meeting, as well as vote and submit your questions online during the Annual Meeting, by visiting https://www.virtualshareholdermeeting.com/FREE2023. To participate in the Annual Meeting, you must have your 16-digit control number, which can be found on your Notice of Internet Availability of Proxy Materials or, if you received a printed copy of the proxy materials, on your proxy card or the instructions that accompanied your proxy materials. Details of the business to be conducted at the Annual Meeting are given in the accompanying Amended Notice of Annual Meeting of Stockholders, our Proxy Statement, and the Supplement. References to “in person” attendance or voting in any of our proxy materials, including the Supplement, refers, therefore, to attending or voting at the Annual Meeting virtually.
Your vote is important. Please read the Proxy Statement that was previously made available to you and the Supplement in their entirety, as together they contain information that is important to your decisions in voting at the Annual Meeting. For specific instructions on how to vote your shares, please follow the procedures outlined in the Proxy Statement previously sent to you or refer to the section in the Supplement entitled “Information About this Supplement, the Annual Meeting and Voting”. Thank you.
Sincerely,

Irwin D. Simon
Executive Chairman of the Board of Directors

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 24, 2023
The Annual Meeting of Stockholders of Whole Earth Brands, Inc. (the “Company”) will be held virtually on Thursday, June 8, 2023, at 11:00 a.m. ET. You will be able to join the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) and vote and submit your questions online during the Annual Meeting by visiting https://www.virtualshareholdermeeting.com/FREE2023. The Annual Meeting will take place for the following purposes:
1.	To elect the seven director nominees specified herein to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;
2.	to approve the Whole Earth Brands, Inc. 2023 Employee Stock Purchase Plan and authorize an aggregate of 2,100,000 shares issuable thereunder;
3.	to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
4.	to approve the Amended and Restated Whole Earth Brands, Inc. 2020 Long-Term Incentive Plan and authorize an increase of 4,000,000 shares issuable thereunder; and
5.	to consider and act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
These items of business are more fully described in the Company’s Proxy Statement, dated April 28, 2023 (the “Proxy Statement”), with the exception of Proposal 4, which is only described in the accompanying Supplement No. 1 to the Proxy Statement (the “Supplement”). If you received a Notice of Internet Availability of Proxy Materials, which we mailed on April 28, 2023, you may access the Proxy Statement online at www.proxyvote.com. Otherwise, you should have received a printed copy of the Proxy Statement, which was mailed on April 28, 2023.
Only stockholders of record at the close of business on April 11, 2023 are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.
Your vote is important. Whether or not you plan to attend the Annual Meeting virtually, we encourage you to submit your proxy as soon as possible. For specific instructions, please refer to your Notice of Internet Availability of Proxy Materials or to the question on page 5 of the accompanying Supplement entitled “How can I vote my shares?”
By order of the Board of Directors,

Ira W. Schlussel
Vice President, General Counsel & Secretary
IMPORTANT NOTE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, JUNE 8, 2023: A complete set of proxy materials relating to our Annual Meeting, including this Amended Notice of Annual Meeting of Stockholders, the Proxy Statement, the Supplement, our Annual Report on Form 10-K for the year ended December 31, 2022, and the revised proxy card, are available on the internet at www.proxyvote.com. On April 28, 2023, we mailed to our stockholders of record at the close of business on April 11, 2023, a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials on the internet and also how to vote their shares via the internet. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive printed proxy materials unless you specifically request them. Both the Notice of Internet Availability of Proxy Materials and the Supplement contain instructions on how you can request a paper copy of the proxy materials.

SUPPLEMENT NO. 1 TO THE PROXY STATEMENT
This Supplement No. 1 to the Proxy Statement (this “Supplement”) supplements and amends the Proxy Statement, dated April 28, 2023 (the “Proxy Statement”), previously made available to stockholders in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders which will be held virtually on Thursday, June 8, 2023, at 11:00 a.m. ET (“Annual Meeting”) of Whole Earth Brands, Inc. (the “Company”) or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Amended Notice of Annual Meeting of Stockholders.
On April 28, 2023, a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) containing instructions on how to access online the Proxy Statement, the accompanying proxy card and related materials was mailed to holders of record of the Company’s common stock at the close of business on April 11, 2023. The Proxy Statement and this Supplement contain information about the Annual Meeting, as well as information regarding director elections, our corporate governance programs, executive and director compensation, two proposals related to the Company’s executive compensation plans, and our voting process. We recommend that you read all of these materials, including the appendices attached to the Proxy Statement and the Supplement. Capitalized terms used in this Supplement and not otherwise defined have the meanings given to them in the Proxy Statement.
This Supplement is being furnished to provide information related to a newly added Proposal 4 that the Board of Directors has recommended for stockholder approval at the Annual Meeting, which proposal seeks approval of the amendment and restatement of the Whole Earth Brands, Inc. 2020 Long-Term Incentive Plan (the “Amended 2020 Plan”) and the authorization of an increase of 4,000,000 shares issuable thereunder. The Amended 2020 Plan will not differ from the 2020 Plan (as defined below) other than increasing the number of shares authorized for issuance under the Amended 2020 Plan by 4,000,000 shares.
This Supplement does not provide all of the information that is important to your decisions in voting at the Annual Meeting. Additional information is contained in the Proxy Statement for the Annual Meeting that was previously made available to you. If you previously received a Notice of Internet Availability, which we mailed on April 28, 2023, you may view the Proxy Statement, our Annual Report to Stockholders for the year ended December 31, 2022 (“Annual Report”), this Supplement, the revised proxy card, and the Amended Notice of Annual Meeting of Stockholders at www.proxyvote.com. Otherwise, you should have received printed copies of the Proxy Statement, our Annual Report, proxy card and the Notice of Annual Meeting of Stockholders, which we mailed on April 28, 2023.
PLEASE NOTE THAT WE HAVE ENCLOSED A REVISED PROXY CARD. WE ASK THAT YOU CONSIDER THESE MATERIALS AND THE INSTRUCTIONS ON HOW TO VOTE IN ORDER TO EFFECTIVELY VOTE FOR ALL PROPOSALS AND USE THE REVISED PROXY CARD.
The revised proxy card accompanying this Supplement differs from the proxy card previously furnished to you with the Proxy Statement, in that the enclosed proxy card includes Proposal 4. You may vote on all four proposals by submitting the revised proxy card enclosed with this Supplement or submitting a proxy via the phone, mail or Internet by following the procedures on your revised proxy card. The receipt of your new proxy card will revoke and supersede any proxy card previously submitted. If you have already voted and do not submit a new proxy card, your previously submitted proxy card will be voted at the Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of the newly added Proposal 4.
Except for the addition of Proposal 4, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.
THE PROXY STATEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION AND THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.
This Supplement is being filed with the Securities and Exchange Commission (the “SEC”) on May 24, 2023. On or about May 25, 2023, we intend to make this Supplement available online and to mail a new Notice of Internet Availability to all stockholders entitled to vote at the Annual Meeting.
This solicitation is made by the Company on behalf of our Board of Directors (also referred to as the “Board” in this Supplement).

INFORMATION ABOUT THIS SUPPLEMENT, THE ANNUAL MEETING AND VOTING
Why am I receiving this Supplement?
After the mailing of a Notice of Internet Availability on April 28, 2023, the Board determined to recommend an additional proposal for stockholder approval at the Annual Meeting. This Supplement is being made available to you over the Internet or paper copies of these materials being delivered to you by mail as a stockholder of record, as of April 11, 2023 (the “Record Date”), of the Company to provide you with information about the additional proposal to be voted on by the stockholders to approve the Amended and Restated Whole Earth Brands, Inc. 2020 Long-Term Incentive Plan and authorize an increase of 4,000,000 shares issuable thereunder. We have made this Supplement available to you via the internet or delivered paper copies to you by mail in connection with the Annual Meeting, which will be held online on Thursday, June 8, 2023.
How do I attend the Annual Meeting?
The Annual Meeting will be held virtually on Thursday, June 8, 2023, at 11:00 a.m. ET. You will be able to join the Annual Meeting, as well as vote and submit your questions online during the Annual Meeting, by visiting https://www.virtualshareholdermeeting.com/FREE2023.
Will I be able to participate in the virtual meeting on the same basis as I would be able to participate in a live meeting?
The virtual meeting format for the Annual Meeting will provide expanded stockholder access and participation, improve communications, and reduce the cost and environmental impact of the Annual Meeting. We designed the format of the virtual meeting to ensure that our stockholders who attend our Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access and participation through the virtual meeting portal. You will be able to join the Annual Meeting and vote and submit questions online during the Annual Meeting by visiting https://www.virtualshareholdermeeting.com/FREE2023 and using the 16-digit control number included on the Notice of Internet Availability, on your revised proxy card, or on your voting instruction form provided by your broker, bank or other nominee. During the Annual Meeting, we will answer questions submitted in accordance with the meeting rules of conduct, subject to time constraints. The meeting rules of conduct will be available on the virtual meeting portal. Questions are limited to one per stockholder unless time otherwise permits. If we receive substantially similar questions, we will group such questions together. Questions regarding personal matters or matters not relevant to meeting matters or our business or operations will not be answered.
Under our Bylaws, stockholders who vote at the Annual Meeting will be deemed to be present in person and their votes will be deemed to have been cast in person. Online check-in will be available at the virtual meeting site approximately 15 minutes prior to the beginning of the Annual Meeting.
Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of printed proxy materials?
Pursuant to rules adopted by the SEC, we are making this Supplement, the Proxy Statement and our Annual Report (collectively, the “proxy materials”) available to stockholders electronically via the internet. Stockholders will be able to access the proxy materials on the website referred to in the Notice of Internet Availability. Instructions on how to access the proxy materials via the internet or to request a printed copy may be found in the Notice of Internet Availability and in this Supplement. We believe that this electronic process expedites your receipt of the proxy materials and reduces the cost and environmental impact of printing and mailing proxy materials for our Annual Meeting.
The Notice of Internet Availability was first mailed on April 28, 2023 to our stockholders of record as of the Record Date.
How can I electronically access the proxy materials?
You can access the proxy materials and vote your shares online at www.proxyvote.com. The proxy materials are also available on our own website (https://investor.wholeearthbrands.com/sec-filings).

Information on or connected to our website (or the website of any third party) referenced in this Supplement is in addition to and not a part of or incorporated by reference into the Proxy Statement or this Supplement. Such additional information speaks as of the date thereof and is not intended to be confirmed or updated by reference therein or herein. The Company disclaims any liability or responsibility for or endorsement of the information on or connected to the website of a third party.
How can I obtain a full set of printed proxy materials?
You may request printed materials by (i) calling 1-800-690-6903; (ii) sending an email to sendmaterial@proxyvote.com; or (iii) logging onto www.proxyvote.com using the credentials provided on your Notice of Internet Availability or revised proxy card.
Who is entitled to vote at the Annual Meeting?
Stockholders who held shares of our common stock at the close of business on the Record Date, are entitled to vote at the Annual Meeting. On the Record Date, there were 42,376,436 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote.
Is there a list of stockholders entitled to vote at the Annual Meeting?
A list of stockholders entitled to vote at the Annual Meeting will be available electronically for ten days prior to the Annual Meeting through the duration of the Annual Meeting. If you would like to view the stockholder list, please contact our Corporate Secretary by calling (312) 840-6000 or writing to him at 125 S. Wacker Drive, Suite 1250, Chicago, Illinois 60606.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum will exist if at least a majority of the outstanding shares entitled to vote at the Annual Meeting are present in person or represented by proxy. On the Record Date, there were 42,376,436 shares outstanding and entitled to vote at the Annual Meeting. Therefore, 21,188,219 shares must be represented in person or by proxy to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker or bank) or if you vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Chair of the Annual Meeting or holders of a majority of the shares present in person or by proxy at the Annual Meeting may adjourn or postpone the Annual Meeting to another time or date.
What are the items of business for the Annual Meeting?
The items of business for the Annual Meeting are as stated in the Notice of Internet Availability. There are four proposals scheduled for a vote:
1.	To elect the seven director nominees specified herein to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;
2.	To approve the Whole Earth Brands, Inc. 2023 Employee Stock Purchase Plan (the “ESPP”) and authorize an aggregate of 2,100,000 shares issuable under the ESPP;
3.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
4.	To approve the Amended 2020 Plan and authorize an increase of 4,000,000 shares issuable under the Amended 2020 Plan.
How does the Board recommend that I vote?
The Board recommends that you vote FOR the following:
1.	The election of the seven director nominees specified herein to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	The approval of the ESPP and the authorization of the issuance of an aggregate of 2,100,000 shares under the ESPP;
3.	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2023 fiscal year; and
4.	The approval of the Amended 2020 Plan and the authorization of an increase of 4,000,000 shares issuable under the Amended 2020 Plan.
How can I vote my shares?
Stockholder of Record: Shares Registered in Your Name
If, at the close of business on April 11, 2023, your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. Stockholders of record can vote any one of four ways:
•
By Internet Prior to the Annual Meeting: Go to proxyvote.com until 11:59 p.m. ET on June 7, 2023 to vote using the control number included on your Notice of Internet Availability or on your revised proxy card. There will be voting instructions on proxyvote.com.

•
By Telephone Prior to the Annual Meeting: Call 1-800-690-6903 from the United States until 11:59 p.m. ET on June 7, 2023 to vote using the control number included on your Notice of Internet Availability or on your proxy card. There will be instructions given by the voice prompts.

•
By Mail Prior to the Annual Meeting: If you received a paper copy of the proxy materials and a proxy card in the mail, you may mark, sign, date and return your proxy card in the enclosed postage-paid envelope. If you sign and return your proxy card, but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board as described in this Supplement.

•
During the Annual Meeting: Even if you plan to attend the Annual Meeting online, we recommend that you vote in advance by proxy as described above. However, you will also be able to vote electronically during the Annual Meeting.

If any other matters are properly brought up at the Annual Meeting (other than the proposals referenced in this Supplement), then the named proxies will have the authority to vote your shares on those matters in accordance with their discretion and judgment. The Board currently does not know of any matters to be raised at the Annual Meeting other than the proposals referenced in this Supplement. If you vote via the internet or by telephone, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned a proxy card by mail.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or other Nominee
If, at the close of business on April 11, 2023, your shares were held in an account at a broker, bank or other nominee, then you are the beneficial owner of shares held in “street name,” and our proxy materials are being made available or forwarded to you by that organization. You may vote by submitting your voting instructions to your broker, bank or other nominee. In most instances, you will be able to do this over the internet, by telephone or by mail prior to the Annual Meeting, or during the Annual Meeting, as indicated above. Please refer to the information from your broker, bank or other nominee on how to submit voting instructions.
If you vote by mail, no postage is required if your proxy card is mailed in the United States. If you properly vote pursuant to the instructions provided in the Notice of Internet Availability or properly complete and deliver your proxy card (whether electronically, by mail or by telephone) and our Inspector of Election receives your instructions in time to vote at the Annual Meeting, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific selections, your proxy will vote your shares as recommended by the Board. If any other matter is properly presented at the Annual Meeting, including a proposal to adjourn or postpone the Annual Meeting, your proxy will vote your shares in accordance with his or her discretion. At present, the Board knows of no other business that is intended to be brought before or acted upon at the Annual Meeting.

How can I participate and ask questions at the Annual Meeting?
We are committed to ensuring that our stockholders have substantially the same opportunities to participate in the Annual Meeting as they would at an in-person meeting. To submit a question at the Annual Meeting, you will need your 16-digit control number that is printed on the Notice of Internet Availability or proxy card that you received in the mail, or via email if you have elected to receive material electronically. You may log in 15 minutes before the start of the Annual Meeting and submit questions online. You will also be able to submit questions during the Annual Meeting. Appropriate questions asked during the Annual Meeting will be read and addressed during the Annual Meeting, as time permits. Questions and answers may be grouped by topic, and we will group substantially similar questions together and answer them once. Questions regarding personal matters or general economic or political questions that are not directly related to the business of the Company are not pertinent to Annual Meeting matters and, therefore, will not be answered. If there are matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, we encourage stockholders to contact us separately after the Annual Meeting.
What if I need assistance with voting or have technical problems regarding the Annual Meeting?
If you have technical difficulties accessing or using the virtual meeting site during the Annual Meeting, please call the technical support number on the virtual meeting site. The virtual meeting site is supported on browsers (e.g., Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plug-ins. Each participant should ensure strong Wi-Fi or other internet connection.
Stockholders are encouraged to login to the virtual meeting site prior to the start time in order to leave ample time to confirm the internet connection is sufficient to access the virtual meeting site and to allow sufficient time to login and familiarize themselves with the virtual meeting features. If you have technical difficulties accessing or using the virtual meeting site during the Annual Meeting, you should call the technical support number on the virtual meeting site.
How many votes are required to approve each proposal?
The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted.
Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Election of directors	The plurality of the votes cast. This means that the seven nominees receiving the highest number of affirmative “FOR” votes will be elected.	“FOR” “AGAINST” “ABSTAIN”	None(1)	No(2)
Proposal No. 2: Approval of the ESPP and the authorization of the aggregate of 2,100,000 shares issuable under the ESPP	The affirmative vote of the holders of a majority of the total number of shares of common stock represented at the Annual Meeting and entitled to vote on such question, voting as a single class.	“FOR” “AGAINST” “ABSTAIN”	Will count as a vote “Against”(3)	No(2)
Proposal No. 3: Ratification of appointment of independent registered public accounting firm	The affirmative vote of the holders of a majority of the total number of shares of common stock represented at the Annual Meeting and entitled to vote on such question, voting as a single class.	“FOR” “AGAINST” “ABSTAIN”	Will count as a vote “Against”(3)	Yes(4)

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 4: Approval of the Amended 2020 Plan and the authorization of an increase of 4,000,000 shares issuable under the Amended 2020 Plan	The affirmative vote of the holders of a majority of the total number of shares of common stock represented at the Annual Meeting and entitled to vote on such question, voting as a single class.	“FOR” “AGAINST” “ABSTAIN”	Will count as a vote “Against”(3)	No(2)
(1)	Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting.
(2)	As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.
(3)
Abstentions and votes withheld will not be included in the numerator (since they are not affirmative votes) but will be included in the denominator (since they are shares “entitled to vote”). Therefore, abstentions and votes withheld will have the effect of a vote “against” the proposal.

(4)	As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.
What happens if I don’t specify how I want my shares voted on one or all of the proposals?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations with respect to each of the proposals are set forth above.
What should I do if I have already voted?
In order to vote on Proposal 4, you must sign and return the revised proxy card enclosed with this Supplement or vote by phone, by mail, over the Internet, or in person at the Annual Meeting as described above. If you have already completed and returned the original proxy card previously sent to you and you also complete and return the enclosed revised proxy card, the completed and signed revised proxy card will replace the original proxy card in its entirety and only your vote as indicated on the revised proxy card will be counted. This means that, in order to vote with respect to all four proposals, you must vote again on Proposals 1, 2, and 3 in addition to voting on Proposal 4.
If you have already completed and returned the original proxy card and you do not complete and return a signed revised proxy card, your vote on Proposals 1, 2 and 3 as indicated on the original proxy card will be voted at the Annual Meeting, but you will not have a recorded vote with respect to Proposal 4, which non-vote will be treated as an abstention and have the effect of a vote against Proposal 4.
If you have already voted by phone, by mail, over the Internet, or in person at the Annual Meeting, you may simply vote again, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. If you have already voted by phone, by mail or over the Internet and do not vote again, your vote on Proposals 1, 2 and 3 will be recorded but you will not have a recorded vote on Proposal 4. Therefore, we urge you to cast your vote with respect to all proposals using the revised proxy card enclosed with this Supplement or one of the other methods described above.
Can I change my vote or revoke my proxy after I have already voted or given my proxy?
Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the proxy is voted at the Annual Meeting. To change your vote, you may:
•	mail a written notice “revoking” your earlier vote to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717;
•	submit to Broadridge a properly completed and signed proxy card with a later date;

•	vote again telephonically or electronically (available until 11:59 p.m. Eastern Time on June 7, 2023); or
•	vote in person at the Annual Meeting; however, your virtual attendance at the Annual Meeting alone will not revoke your proxy.
Your last dated proxy, properly completed and timely received prior to, or vote cast at, the Annual Meeting will be counted.
If you own your shares in street name, please contact your intermediary for instructions on changing your vote or revoking your proxy.
Who will count the votes?
Broadridge has been engaged as our independent agent to tabulate stockholder votes and act as Inspector of Election for the meeting.
Is voting confidential?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:
•	as necessary to meet applicable legal requirements;
•	to allow for the tabulation and certification of votes; and
•	to facilitate a successful proxy solicitation.
Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.
What happens if the Annual Meeting is adjourned or postponed?
Your proxy will still be effective and will be voted at the rescheduled Annual Meeting. You will still be able to change or revoke your proxy until it is voted, provided such new proxy or revocation is properly completed and timely received. If the Annual Meeting is adjourned or postponed, the Company expects to publicize the adjournment or postponement via a press release and a related filing with the SEC.
Will any other business be considered or presented at the Annual Meeting?
Our Bylaws provide that a stockholder may present business to be considered at the Annual Meeting only if proper prior written notice was timely received by us. Other than the items of business described in this Supplement, our Board is not aware of any other business to be acted upon at the Annual Meeting; however, if any other business does properly come before the Annual Meeting, the persons named as proxies on the proxy card will vote your shares in accordance with their discretion.
How can I find the results of the Annual Meeting?
We will report the final voting results on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting. The Form 8-K will be available on the SEC’s website, www.sec.gov, as well as on our own website, https://investor.wholeearthbrands.com/sec-filings.
Who is paying for this proxy solicitation?
We are paying the costs of soliciting proxies, including preparation and mailing of the Notices of Internet Availability, preparation and assembly of the Proxy Statement, the proxy card and the Annual Report, preparation and mailing of the Amended Notice of Annual Meeting of Stockholders, preparation and mailing of this Supplement, and the coordination of the internet and telephone voting process and any additional information furnished to you by the Company. We have engaged Morrow Sodali LLC (“Morrow Sodali”) as our proxy solicitor to assist in the solicitation of proxies for the Annual Meeting. In connection with these services, we expect to pay Morrow Sodali a fee of $12,000-$15,000, plus reasonable expenses incurred in the process of soliciting proxies. Our directors, officers or other employees may also solicit proxies on behalf of the Board primarily by mail and via the Internet, but additional solicitations may be made in person, by electronic delivery, telephone, facsimile or other medium. No additional compensation will be paid to our directors, officers or other employees in connection with this solicitation. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of shares of our common stock for their costs of forwarding solicitation materials to such beneficial owners.
Whom should I contact with other questions?
If you have questions about how to vote or direct a vote in respect of your shares or about the proposals, or if you need additional copies of the Proxy Statement, this Supplement, or the revised proxy card, you may contact Morrow Sodali at:
Morrow Sodali LLC
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PROPOSAL 4
APPROVAL OF THE AMENDED AND RESTATED 2020 PLAN AND AUTHORIZATION OF AN INCREASE OF 4,000,000 SHARES ISSUABLE UNDER THE AMENDED 2020 PLAN
General
At the Annual Meeting, the stockholders will be asked to approve the amendment and restatement of the Whole Earth Brands, Inc. 2020 Long-Term Incentive Plan (the “2020 Plan”). The 2020 Plan was originally approved by the stockholders on June 24, 2020.
On May 24, 2023, our Board approved the Amended 2020 Plan, subject to stockholder approval. The Amended 2020 Plan increases the share pool limit by adding 4,000,000 shares of the Company’s common stock (“Shares”) to the Amended 2020 Plan as of its effective date. The material features of the Amended 2020 Plan are described below. The Amended 2020 Plan will not differ from the 2020 Plan other than increasing the number of Shares authorized for issuance under the Amended 2020 Plan by 4,000,000 Shares. If approved by the Company’s stockholders, the Amended 2020 Plan will become effective on the date of such stockholder approval. A copy of the Amended 2020 Plan is attached to this Supplement as Appendix B.
As of May 22, 2023, there were 1,233,963 Shares available under the 2020 Plan. This remaining share pool will not be sufficient to fulfill the Company’s equity compensation program during the next several years. We consider it important to maintain a strong association between compensation of our employees and service providers and our stockholders’ long-term interests. Awards under the 2020 Plan are intended to provide our employees significant incentive to protect and enhance stockholder value. We believe that there is an insufficient number of Shares remaining available for new grants under our 2020 Plan to sustain these important stock-based incentives.
Timing of Proposal
The last time we asked our stockholders to approve a long-term equity incentive plan, in full, was in 2020. The 2020 Plan has served us well, but approval of the Amended 2020 Plan by our stockholders will allow us to continue to grant equity incentive awards in order to secure and retain the services of our employees, directors and other service providers and to provide long-term incentives that align the interests of our employees, directors and other service providers with the interests of our stockholders. Adopting the Amended 2020 Plan at this time will make an additional 4,000,000 Shares available for issuance to participants, bringing the total number of Shares available to approximately 5,233,963.
Key Amendment in the Amended 2020 Plan:
Increase the number of Shares currently available for awards under the 2020 Plan by 4,000,000 Shares.
Key Features of the Amended 2020 Plan Designed to Protect Stockholders’ Interests
The Amended 2020 Plan’s design reflects our commitment to strong corporate governance and the desire to preserve stockholder value as demonstrated by the following Amended 2020 Plan features:
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Independent Administrator. The Compensation Committee of the Board will generally be the administrator of the Amended 2020 Plan. Administrative powers may be delegated to officers and other employees, but all determinations regarding awards to our executive officers must be made by the Board or the Compensation Committee, and all determinations regarding awards to our non-employee directors must be made by the Board.

•
No Evergreen Feature; Stockholder Approval is Required for Additional Shares. The Amended 2020 Plan does not include an “evergreen” provision providing for annual automatic increases to the Shares available for grant pursuant to the plan. The Amended 2020 Plan authorizes a fixed number of Shares, so that stockholder approval is required to issue any additional Shares, allowing our stockholders to have direct input on our equity compensation programs.

•	Repricing Prohibited. The Amended 2020 Plan requires that stockholder approval be obtained for any repricing, exchange or buyout of underwater awards.

•
No Discount Awards; Maximum Term Specified. Stock options and stock appreciation rights must have an exercise price or base price no less than the closing price of our Shares on the date the award is granted and a term no longer than ten years.

•
No Liberal Change in Control Definition. The change in control definition in the Amended 2020 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the Amended 2020 Plan to be triggered.

•	Recoupment/Clawback. Awards granted under the Amended 2020 Plan will be subject to potential forfeiture to or recoupment by the Company as provided in the Amended 2020 Plan.
Why We Support the Proposal
The Amended 2020 Plan is key to our attracting and retaining top talent. Attracting and retaining top talent in this very competitive industry is one of our fundamental strategic imperatives. Our long-term equity compensation program for our officers and employees is a significant element of our compensation strategy for attracting and retaining our top employees and directors. We have found that equity-based awards are valued by our executives and employees. That sense of value, when coupled with multi-year vesting periods, and performance-based vesting in certain cases, serves to enhance retention of these employees as well as collaboration among them. We believe an equity incentive plan is key to our long-term success and the future success of our stockholders.
The Amended 2020 Plan will be used to align the long-term interests of our employees, with those of our stockholders. We consider it crucial to maintain a strong association between compensation of our key employees and our stockholders’ long-term interests. Our long-term equity compensation program is a significant factor in achieving this goal.
Governance-Related Provisions. As discussed below, the Amended 2020 Plan includes terms that reflect our strong commitment to governance measures and plan design features considered important by key institutional stockholders and proxy advisory firms.
For these reasons, we are asking our stockholders to approve the additional Shares authorized for issuance under the Amended 2020 Plan and thereby enable us to continue to implement our long-term equity compensation program.
Request for Approval of Share Pool Increase
If stockholders do not approve our Amended 2020 Plan, our ability to grant equity awards to our planned new hires, as well as our existing employees and management team, will be severely limited, which would place us at a competitive disadvantage. The ability to grant equity awards is vital to our ability to attract and retain the talent required to support our continued growth in the extremely competitive labor market in which we compete. The total number of additional Shares we are requesting under the Amended 2020 Plan is 4,000,000 Shares. We believe that such number of Shares is the minimum number necessary to enable us to continue to grant equity compensation awards in line with our needs. After a review of our historical practices and our anticipated future growth, we believe that the Shares that would become available under our Amended 2020 Plan if this proposal is approved would enable us to continue to grant equity awards for approximately two to three years, assuming we continue to grant awards consistent with our current practices and historical usage (except with respect to off-cycle or inducement grants as discussed below), as reflected in our historical burn rate, and further dependent on the price of our shares and hiring activity during the next few years, forfeitures of outstanding awards, and noting that future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, each of which, among other factors, could impact the degree to which the share reserve under the Amended 2020 Plan could last for a shorter or longer time.
In determining the share increase to request under our Amended 2020 Plan, our Board considered the historical number of equity awards granted by the Company in the past three years as well as grants we have made to date in 2023. In 2020, 2021, 2022, and through May 2023, the Company made equity awards in respect of 778,991 Shares, 980,485 Shares, 2,691,139 Shares, and 4,577,013 Shares, respectively, under our 2020 Plan. The number of Shares outstanding in 2020, 2021, 2022, and through May 2023 was 38,426,669, 41,531,623, 42,092,806, and 42,376,436, respectively. The Company’s three-year (2020-2022) average burn rate is 3.59%. Since the inception of the 2020 Plan, the Company’s average burn rate is 5.40%.

Outstanding Equity Awards
In setting the number of Shares authorized for issuance under the Amended 2020 Plan, we considered the total outstanding equity awards under the 2020 Plan. Under the heading “Equity Compensation Plans” beginning on page 34 of the Proxy Statement, as required by the rules of the SEC, we provide information about Shares that may be issued under our equity compensation plans as of December 31, 2022. To facilitate the approval of the Amended 2020 Plan, set forth below is certain additional information as of the Record Date.
As of April 11, 2023, we had 42,376,436 Shares issued and outstanding. The closing price of the Shares as reported on the NASDAQ Stock Market (“Nasdaq”) on April 11, 2023 was $2.44.
Historical Equity Award Granting Practices
We also considered our historical and projected annual “burn rate” in developing our share increase to the Amended 2020 Plan and analyzing the impact of using equity as a means of compensation on our stockholders.
Burn rate provides a measure of the potential dilutive impact of our equity award program which we calculate by dividing the number of Shares subject to equity awards granted during the year (with performance awards counted assuming “target” performance for this purpose) by the number of Shares outstanding at the end of the applicable year. In proposing the number of Shares authorized for issuance under the Amended 2020 Plan, we considered the number of equity awards granted under the 2020 Plan in the past three years as well as our grants made to date in 2023. In 2020, 2021, 2022, and through May 2023, the Company granted equity awards representing a total of approximately 778,991 Shares, 980,485 Shares, 2,691,139 Shares, and 4,577,013 Shares, respectively, as follows:
	2020	2021	2022	2023*
Fully vested Shares	0	0	273,508	0
Restricted stock units granted	710,045	608,075	1,762,171	2,665,539
Restricted stock granted	68,946	48,855	82,615	0
Performance stock units granted	0	323,555	572,845	1,911,474
Shares outstanding at end of the year	38,426,669	41,531,623	42,092,806	42,376,436
Burn rate (before forfeitures)	2.03%	2.36%	6.39%	10.80%
*	Through May 22, 2023
We also considered our three-year average burn rate (2022, 2021, and 2020) which is 3.59% and average burn rate since the inception of the 2020 Plan which is 5.40%. Our burn rate to date for 2023 as noted above is 10.80%. In analyzing the Company’s burn rate, the Company also evaluates and considers factors that may impact the burn rate. Such factors include stock price (that is, a lower stock price requires more shares to transfer the same value) and out-of-cycle grants (which include significant new hires and special one-time retention grants).
For 2022 and 2023, the Shares granted pursuant to equity awards and our burn rate is higher than other years due primarily to the growth of our equity compensation program, including new hire grants for our interim Chief Executive Officer and Chief Financial Officer in 2023 (aggregate total of approximately 1.77 million Shares) as well as off-cycle equity awards as inducements to attract new employees and to incentivize current employees in 2022 (1,169,788 Shares) and 2023 (886,645 Shares).
Accordingly, we believe our historical burn rate is reasonable and appropriate for a company of our size in our industry, especially given the growth of our equity compensation program in recent years and our broad-based use of equity awards to compensate our employees and other key service providers. We will continue to monitor our equity use in future years to ensure our burn rate is reasonable and within competitive market norms.
Our future burn rate will depend on a number of factors, including the number of participants in the Amended 2020 Plan, the price per Share, any changes to our compensation strategy, changes in business practices or industry standards, changes in our capital structure due to stock splits or similar events, the compensation practices of our competitors or changes in compensation practices in the market generally, and the methodology used to establish the equity award mix.

Expected Share Usage Needs
In setting the number of Shares authorized for issuance under the Amended 2020 Plan, we also considered the potential dilution that would result by approval of the authorization of the share pool for the Amended 2020 Plan, and major proxy advisory firms. The actual dilution will depend on several factors, including the types of awards made under the Amended 2020 Plan. The Board believes the number of additional Shares requested represents a reasonable amount of potential equity dilution for the Company at this time.
The Amended 2020 Plan
The purpose of the Amended 2020 Plan is to enhance our ability to attract, retain and motivate persons who make (or are expected to make) important contributions by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Equity awards and equity-linked compensatory opportunities are intended to motivate high levels of performance and align the interests of directors, employees and consultants with those of stockholders by giving directors, employees and consultants the perspective of an owner with an equity or equity-linked stake in our company and providing a means of recognizing their contributions to our success. The Board believes that equity awards are necessary to remain competitive in its industry and are essential to recruiting and retaining the highly qualified employees who help us meet our goals.
Summary of the Amended 2020 Plan
This section summarizes certain principal features of the Amended 2020 Plan and is qualified in its entirety by reference to the complete text of the Amended 2020 Plan. The Amended 2020 Plan will not differ from the 2020 Plan other than increasing the number of Shares authorized for issuance under the Amended 2020 Plan by 4,000,000 Shares. Stockholders are encouraged to read the Amended 2020 Plan, which is attached to this Supplement as Appendix B, in its entirety before casting their votes. Stockholders should also review the “Compensation Discussion and Analysis” section beginning on page 25 of the Proxy Statement, which outlines the Company’s complete executive compensation program for named executives.
Eligibility and Participation
The administrator selects the individuals who will participate in the Amended 2020 Plan. Eligibility to participate is open to officers, directors and employees of, and other individuals who provide bona fide services to or for, us or any of our subsidiaries. The Board may also select as participants prospective officers, employees and service providers who have accepted an offer of employment or another service relationship from us or one of our subsidiaries. Any awards granted to such a prospect before the individual’s start date may not become vested or exercisable, and no Shares may be issued to such individual, before the date the individual first commences performance of services with us. As of the Record Date, the Company has approximately 700 employees, six non-employee directors and other individual service providers who will be eligible to receive awards under the Amended 2020 Plan.
Administration
The Board will be the administrator of the Amended 2020 Plan. Except as provided otherwise under the Amended 2020 Plan, the administrator has plenary authority to grant awards pursuant to the terms of the Amended 2020 Plan to eligible individuals, determine the types of awards and the number of Shares covered by the awards, establish the terms and conditions for awards and take all other actions necessary or desirable to carry out the purpose and intent of the Amended 2020 Plan.
The Board may delegate to the officers and employees of the Company limited authority to perform administrative actions under the Amended 2020 Plan to assist in its administration to the extent permitted by applicable law and stock exchange rules. With respect to any award to which Section 16 of the Exchange Act applies, the administrator shall consist of our Board. Any member of the administrator who does not meet the foregoing requirements shall abstain from any decision regarding an award and shall not be considered a member of the administrator to the extent required to comply with Rule 16b-3 of the Exchange Act.
Shares Available Under the Amended 2020 Plan
The Shares issuable pursuant to awards under the Amended 2020 Plan will be Shares authorized for issuance under the Company’s certificate of incorporation. When the Amended 2020 Plan first becomes effective, the number of Shares issuable pursuant to awards granted under the Amended 2020 Plan (the “Share Pool”) will be equal to (i) 9,300,000 Shares as of June 24, 2020, the original effective date of the 2020 Plan, plus (ii) 4,000,000 Shares as of the effective date of the Amended 2020 Plan.
Adjustments to Share Pool. Following the effective date of the Amended 2020 Plan, the Share Pool will be adjusted as follows:
•	The Share Pool will be reduced by one Share for each Share made subject to an award granted under the Amended 2020 Plan;
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The Share Pool will be increased by the number of unissued Shares underlying or used as a reference measure for any award or portion of an award granted under the Amended 2020 Plan that is cancelled, forfeited, expired, terminated unearned or settled in cash, in any such case without the issuance of Shares; and

•
The Share Pool will be increased by the number of Shares that are forfeited back to us after issuance due to a failure to meet an award contingency or condition with respect to any award or portion of an award granted under our Amended 2020 Plan.

In the event of a merger, consolidation, stock rights offering, statutory share exchange or similar event affecting the Company or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting the Company’s capital structure, our Board will adjust the Share Pool proportionately to reflect the transaction or event. Similar adjustments will be made to the award limitations described below and to the terms of outstanding awards.
Types of Awards
The Amended 2020 Plan enables the grant of stock awards, performance shares, cash-based performance units, other stock-based awards, stock options, stock appreciation rights, and stock unit awards, each of which may be granted separately or in tandem with other awards.
Restricted Stock. Awards of restricted stock are actual Shares that are issued to a participant, but that are subject to forfeiture if the participant does not remain employed by us for a certain period of time and/or if certain performance goals are not met. Except for these restrictions and any others imposed by the administrator, the participant will generally have all of the rights of a stockholder with respect to the restricted stock, including the right to vote the restricted stock, but will not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of restricted stock before the risk of forfeiture lapses.
Dividends declared payable on shares of restricted stock that are granted subject to risk of forfeiture conditioned solely on continued service over a period of time will be deferred for payment to such later date as determined by the administrator, and may be paid in cash or as unrestricted Shares or may be reinvested in additional shares of restricted stock. Dividends declared payable on shares of restricted stock that are granted subject to risk of forfeiture conditioned on satisfaction of performance goals will be held by us and made subject to forfeiture at least until the applicable performance goal related and/or vesting to such shares of restricted stock has been satisfied.
Restricted Stock Units. An award of restricted stock units represents a contractual obligation of the Company to deliver a number of Shares, an amount in cash equal to the fair market value of the specified number of Shares subject to the award, or a combination of Shares and cash. Until Shares are issued to the participant in settlement of stock units, the participant shall not have any rights of a stockholder of the Company with respect to the stock units or the Shares issuable thereunder. Vesting of restricted stock units may be subject to performance goals, the continued service of the participant or both. The administrator may provide that dividend equivalents will be paid or credited with respect to restricted stock units, but such dividend equivalents will be held by us and made subject to forfeiture at least until any applicable performance goal related or other service-based restriction to such restricted stock units has been satisfied.
Performance Shares and Performance Units. An award of performance shares, as that term is used in the Amended 2020 Plan, refers to Shares or stock units that are expressed in terms of Shares, the issuance, vesting, lapse of restrictions or payment of which is contingent on performance as measured against predetermined objectives over a specified performance period. An award of performance units, as that term is used in the

Amended 2020 Plan, refers to dollar-denominated units valued by reference to designated criteria established by the administrator, other than Shares, whose issuance, vesting, lapse of restrictions or payment is contingent on performance as measured against predetermined objectives over a specified performance period. The applicable award agreement will specify whether performance shares and performance units will be settled or paid in cash or Shares or a combination of both, or will reserve to the administrator or the participant the right to make that determination prior to or at the payment or settlement date.
The administrator will, prior to or at the time of grant, condition the grant, vesting or payment of, or lapse of restrictions on, an award of performance shares or performance units upon (A) the attainment of performance goals during a performance period or (B) the attainment of performance goals and the continued service of the participant. The length of the performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be conclusively determined by the administrator in the exercise of its absolute discretion. Performance goals may include minimum, maximum and target levels of performance, with the size of the award or payout of performance shares or performance units or the vesting or lapse of restrictions with respect thereto based on the level attained. An award of performance shares or performance units will be settled as and when the award vests or at a later time specified in the award agreement or in accordance with an election of the participant, if the administrator so permits, that meets the requirements of Section 409A of the Code.
Performance goals applicable to performance-based awards are based on performance metrics selected by the administrator. For this purpose, performance metrics mean any criteria established by the administrator, including but not limited to, the following, as it may apply to individual, one or more business units, divisions, or affiliates, or on a company-wide basis, and in absolute terms, relative to a base period, or relative to the performance of one or more comparable companies, peer groups, or an index covering multiple companies:
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Earnings or Profitability Metrics: any derivative of investment advisory revenue; mutual fund servicing revenue; earnings/loss (gross, operating, net, or adjusted); earnings/loss before interest and taxes; earnings/loss before interest, taxes, depreciation and amortization (“EBITDA”); profit margins; operating margins; combined ratio; expense levels or ratios; provided that any of the foregoing metrics may be adjusted to eliminate the effect of any one or more of the following: interest expense, asset impairments or investment losses, early extinguishment of debt or stock-based compensation expense;

•	Return Metrics: any derivative of return on investment, assets, equity or capital (total or invested);
•	Investment Metrics: relative risk-adjusted investment performance; investment performance of assets under management;
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Cash Flow Metrics: any derivative of operating cash flow; cash flow sufficient to achieve financial ratios or a specified cash balance; free cash flow; cash flow return on capital; net cash provided by operating activities; cash flow per Share; working capital;

•	Liquidity Metrics: any derivative of debt leverage (including debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios);
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Stock Price and Equity Metrics: any derivative of return on stockholders’ equity; total stockholder return; stock price; stock price appreciation; market capitalization; earnings/loss per Share (basic or diluted) (before or after taxes); and/or

•	Other: other performance-based metrics as determined by the Board.
Other Stock-Based Awards. The administrator may from time-to-time grant to eligible individuals awards in the form of Shares or any other award that is valued in whole or in part by reference to, or is otherwise based upon, Shares, including without limitation dividend equivalents and convertible debentures (collectively, “Other Stock-Based Awards”). Other Stock-Based Awards in the form of dividend equivalents may be (A) awarded on a free-standing basis or in connection with another award other than a stock option or stock appreciation right, (B) paid currently or credited to an account for the participant, including the reinvestment of such credited amounts in Share equivalents, to be paid on a deferred basis, and (C) settled in cash or Shares as determined by the administrator; provided, however, that dividend equivalents payable on Other Stock-Based Awards that are granted as a performance award or restricted award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until the applicable performance goal or service-based restrictions related to such Other Stock-Based Awards has been satisfied, as applicable. Any such settlements, and any such crediting of dividend equivalents, may be subject to such conditions, restrictions and contingencies as the administrator may establish.
Stock Options and Stock Appreciation Rights. Stock options represent a right to purchase a specified number of Shares from us at a specified price during a specified period of time. Stock options may be granted in the form of incentive stock options, which are intended to qualify for favorable treatment for the recipient under U.S. federal tax law, or as nonqualified stock options, which do not qualify for this favorable tax treatment. Only employees of the Company or its subsidiaries may receive tax-qualified incentive stock options within the U.S. The administrator may establish sub-plans under the Amended 2020 Plan through which to grant stock options that qualify for preferred tax treatment for recipients in jurisdictions outside the U.S. Stock appreciation rights represent the right to receive an amount in cash, Shares or both equal to the fair market value of the Shares subject to the award on the date of exercise minus the exercise price of the award. All stock options and stock appreciation rights must have a term of no longer than ten years’ duration. Stock options and stock appreciation rights generally must have an exercise price equal to or above the fair market value of our Shares on the date of grant except as provided under applicable law or with respect to stock options and stock appreciation rights that are granted in substitution of similar types of awards of a company acquired by us or an affiliate or with which we or our affiliate combine (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) to preserve the intrinsic value of such awards. As of April 11, 2023, the fair market value of a Share was $2.44 as reported on Nasdaq.
Prohibition on Reload Options. The administrator is prohibited from granting stock options under the Amended 2020 Plan that contain a reload or replenishment feature. A reload or replenishment feature means that if an option holder delivers Shares to us in payment of the exercise price or any tax withholding obligation upon exercise of an outstanding stock option, we grant to that option holder a new at-the-market option for the number of Shares that he or she delivered.
Prohibition on Repricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of stock options and stock appreciation rights granted under the Amended 2020 Plan may not be amended, after the date of grant, to reduce the exercise price of such stock options or stock appreciation rights, nor may outstanding stock options or stock appreciation rights be canceled in exchange for (i) cash, (ii) stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original outstanding stock options or stock appreciation rights, or (iii) other awards, unless such action is approved by the Company’s stockholders.
Award Limitations
The following limitations on awards are imposed under the Amended 2020 Plan:
ISO Award Limit. The maximum number of Shares that may be issued in connection with awards granted under the Amended 2020 Plan that are intended to qualify as incentive stock options under Section 422 of the Code is 9,300,000 Shares.
Adjustments to Awards for Corporate Transactions and Other Events
Mandatory Adjustments. In the event of a merger, consolidation, stock rights offering, statutory share exchange or similar event affecting us (a “Corporate Event”) or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting the capital structure of the Company, the administrator will make such equitable and appropriate substitutions or proportionate adjustments to:
•	the aggregate number and kind of Shares or other securities on which awards under the Amended 2020 Plan may be granted to eligible individuals;
•	the maximum number of Shares or other securities with respect to which awards may be granted during any one calendar year to any individual;

•	the maximum number of Shares or other securities that may be issued with respect to incentive stock options granted under the Amended 2020 Plan;
•	the number of Shares or other securities covered by each outstanding award and the exercise price, base price or other price per Share, if any, and other relevant terms of each outstanding award; and
•	all other numerical limitations relating to awards, whether contained in the Amended 2020 Plan or in award agreements.
Discretionary Adjustments. In addition to the adjustments specified above, in the case of Corporate Events, the administrator may make such other adjustments to outstanding awards as it determines to be appropriate and desirable, which adjustments may include, without limitation, (i) the cancellation of outstanding awards in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such awards, (ii) the substitution of securities or other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding awards, and (iii) the substitution of equivalent awards, as determined in the sole discretion of the administrator, of the surviving or successor entity or a parent thereof. The administrator may, in its discretion, adjust the performance goals applicable to any awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes.
Treatment of Awards upon Dissolution or Liquidation or a Change in Control
Dissolution or Liquidation. Unless the administrator determines otherwise, all awards outstanding under the Amended 2020 Plan will terminate upon the dissolution or liquidation of the Company.
Change in Control. Outstanding Awards will terminate upon the effective time of a “Change in Control” unless provision is made in connection with the transaction for the continuation or assumption of such awards by, or for the issuance therefor of substitute awards of, the surviving or successor entity or a parent thereof. Solely with respect to awards that will terminate as a result of the immediately preceding sentence and except as otherwise provided in the applicable award agreement: (i) the outstanding awards of stock options and stock appreciation rights that will terminate upon the effective time of the change in control will, immediately before the effective time of the change in control, become fully exercisable and the holders of such Awards will be permitted, immediately before the change in control, to exercise the Awards; (ii) the outstanding shares of restricted stock the vesting or restrictions on which are then solely time-based and not subject to achievement of performance goals will, immediately before the effective time of the change in control, become fully vested, free of all transfer and lapse restrictions and free of all risks of forfeiture; (iii) the outstanding shares of restricted stock the vesting or restrictions on which are then subject to and pending achievement of performance goals shall, immediately before the effective time of the change in control and unless the award agreement provides for vesting or lapsing of restrictions in a greater amount upon the occurrence of a change in control, become vested, free of transfer and lapse restrictions and risks of forfeiture in such amounts as if the applicable performance goals for the unexpired performance period had been achieved at the target level set forth in the applicable award agreement; (iv) the outstanding restricted stock units, performance shares and performance units the vesting, earning or settlement of which is then solely time-based and not subject to or pending achievement of performance goals shall, immediately before the effective time of the change in control, become fully earned and vested and shall be settled in cash or Shares (consistent with the terms of the award agreement after taking into account the effect of the change in control transaction on the Shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code; and (v) the outstanding restricted stock units, performance shares and performance units the vesting, earning or settlement of which is then subject to and pending achievement of performance goals shall, immediately before the effective time of the change in control and unless the award agreement provides for vesting, earning or settlement in a greater amount upon the occurrence of a change in control, become vested and earned in such amounts as if the applicable performance goals for the unexpired performance period had been achieved at the target level set forth in the applicable award agreement and shall be settled in cash or Shares (consistent with the terms of the award agreement after taking into account the effect of the change in control transaction on the Shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code.
Under the terms of the Amended 2020 Plan, a change in control is generally defined as (i) any acquisition by a person or entity of more than 50% of the total voting power of the Company’s capital stock, with certain exceptions, (ii) a contested change in the majority of the Board members within a 12-month period or (iii) acquisition by a person or entity over a 12-month period of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the Company immediately prior to such acquisitions.
Amendment and Termination
The Board may terminate, amend or modify the Amended 2020 Plan or any portion of it at any time, subject to such restrictions on amendments and modifications as may apply under applicable laws or listing rules. No such amendment may be made without the approval of the stockholders, however, to the extent such amendment would (i) materially increase the benefits accruing to participants under the Amended 2020 Plan, (ii) materially increase the number of Shares which may be issued under the Amended 2020 Plan or to a participant, (iii) materially expand the eligibility for participation in the Amended 2020 Plan, (iv) eliminate or modify the prohibition on repricing of stock options and stock appreciation rights, (v) lengthen the maximum term or lower the minimum exercise price or base price permitted for stock options and stock appreciation rights, or (vi) modify the limitation on the issuance of reload or replenishment options.
The Amended 2020 Plan is scheduled to expire on June 24, 2030.
Compliance with Listing Rules
While Shares are listed for trading on any stock exchange or market, our Board agrees that it will not make any amendments, issue any awards or take any action under the Amended 2020 Plan unless such action complies with the relevant listing rules.
Material U.S. Federal Income Tax Consequences of the Amended 2020 Plan
The following discussion is intended only as a general summary of the material U.S. federal income tax consequences of awards issued under the Amended 2020 Plan, based upon the provisions of the Code as of the date of this Supplement, for the purposes of stockholders considering how to vote on this proposal. It is not intended as tax guidance to participants in the Amended 2020 Plan. This summary does not take into account certain circumstances that may change the income tax treatment of awards for individual participants, and it does not describe the state income tax consequences of any award or the taxation of awards in jurisdictions outside of the U.S.
Stock Options and Stock Appreciation Rights. The grant of a stock option or stock appreciation right generally has no income tax consequences for a participant or the Company. Likewise, the exercise of an incentive stock option generally does not have income tax consequences for a participant or the Company, except that it may result in an item of adjustment for alternative minimum tax purposes for the participant. A participant usually recognizes ordinary income upon the exercise of a nonqualified stock option or stock appreciation right equal to the fair market value of the Shares or cash payable (without regard to income or employment tax withholding) minus the exercise price, if applicable. The Company should generally be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonqualified stock option or stock appreciation right.
If a participant holds the Shares acquired under an incentive stock option for the time specified in the Code (at least two years measured from the grant date and one year measured from the exercise date), any gain or loss arising from a subsequent disposition of the Shares will be taxed as long-term capital gain or loss. If the Shares are disposed of before the holding period is satisfied, the participant will recognize ordinary income equal to the lesser of (1) the amount realized upon the disposition and (2) the fair market value of such Shares on the date of exercise minus the exercise price paid for the Shares. Any ordinary income recognized by the participant on the disqualifying disposition of the Shares generally entitles us to a deduction by us for federal income tax purposes. Any disposition of Shares acquired under a nonqualified stock option or a stock appreciation right will generally result only in capital gain or loss for the participant, which may be short- or long-term, depending upon the holding period for the Shares.
Full Value Awards. Any cash and the fair market value of any Shares received by a participant under a full value award are generally includible in the participant’s ordinary income. In the case of restricted stock awards, this amount is includible in the participant’s income when the awards vest, unless the participant has filed an election with the IRS to include the fair market value of the restricted shares in income as of the date the award was granted. In the case of restricted stock units, performance shares and performance units, generally the value of any cash and the fair market value of any Shares received by a participant are includible in income when the awards are paid.
Deductibility of Compensation. The Company generally is entitled to a deduction equal to the amount included in the ordinary income of participants and does not receive a deduction for amounts that are taxable to participants as capital gain.
New Plan Benefits
No awards have been previously granted under the Amended 2020 Plan. The awards that are to be granted to any participant or group of participants are indeterminable at the date of this Supplement because participation and the types of awards that may be granted under the Amended 2020 Plan are subject to the discretion of the administrator. Consequently, no new plan benefits table is included in this Supplement.
Awards Granted Under the 2020 Plan
The awards actually granted under the 2020 Plan to our named executive officers in 2022 are described in the executive compensation tables within the “Compensation Discussion and Analysis” section beginning on page 25 of the Proxy Statement. The equity grant program for our non-employee directors is described under the “Director Compensation” section of the Proxy Statement beginning on page 21.
Vote Required
Approval of this proposal requires the affirmative vote of a majority of the total number of Shares present or represented by proxy and entitled to vote on this proposal. If you hold your Shares in your own name and abstain from voting on this matter, your abstention will have the same effect as a negative vote. If you hold your Shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your Shares. Broker non-votes will have no effect on the outcome of this vote. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.
Additionally, if you have already completed and returned the original proxy card and you do not complete and return a signed revised proxy card, your vote on the other proposals will be voted at the Annual Meeting, but you will not have a recorded vote with respect to this proposal, and your non-vote will be treated as an abstention and have the effect of a vote against this proposal. See “What should I do if I have already voted?” in the “Information About This Supplement, The Annual Meeting And Voting” section above for more information.
Recommendation of Company’s Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDED AND RESTATED WHOLE EARTH BRANDS, INC. 2020 LONG-TERM INCENTIVE PLAN AND TO AUTHORIZE AN INCREASE OF 4,000,000 SHARES ISSUABLE UNDER THE AMENDED 2020 PLAN.

APPENDIX B

Amended and Restated Whole Earth Brands, Inc. 2020 Long-Term Incentive Plan

B-i

B-ii

1. History; Effective Date.
WHOLE EARTH BRANDS, INC., a Delaware corporation (“Whole Earth Brands”), has established the AMENDED AND RESTATED WHOLE EARTH BRANDS, INC. 2020 LONG-TERM INCENTIVE PLAN, as set forth herein, and as the same may be amended from time to time (the “Plan”). The Plan was adopted by the Board of Directors of Whole Earth Brands (the “Board”) on May 24, 2023, as a continuation of the Whole Earth Brands, Inc. 2020 Long-Term Incentive Plan, which was originally adopted by the Board on June 24, 2020. The Plan shall become and is effective as of the date that it is approved by the stockholders of Whole Earth Brands (the “Effective Date”).
2. Purposes of the Plan.
The Plan is designed to:
(a) promote the long-term financial interests and growth of Whole Earth Brands and its Subsidiaries (together, the “Company”) by attracting and retaining management and other personnel and key service providers with the training, experience and ability to enable them to make a substantial contribution to the success of the Company’s business;
(b) motivate management personnel by means of growth-related incentives to achieve long-range goals; and
(c) further the alignment of interests of Participants with those of the stockholders of Whole Earth Brands through opportunities for increased stock or stock-based ownership in Whole Earth Brands.
Toward these objectives, the Administrator may grant stock options, stock appreciation rights, stock awards, stock units, performance shares, performance units, and other stock-based awards to eligible individuals on the terms and subject to the conditions set forth in the Plan.
3. Terminology.
Except as otherwise specifically provided in an Award Agreement, capitalized words and phrases used in the Plan or an Award Agreement shall have the meaning set forth in the glossary at Section 17 of the Plan or as defined the first place such word or phrase appears in the Plan.
4. Administration.
(a) Administration of the Plan. The Plan shall be administered by the Administrator.
(b) Powers of the Administrator. The Administrator shall, except as otherwise provided under the Plan, have plenary authority, in its sole and absolute discretion, to grant Awards pursuant to the terms of the Plan to Eligible Individuals and to take all other actions necessary or desirable to carry out the purpose and intent of the Plan. Among other things, the Administrator shall have the authority, in its sole and absolute discretion, subject to the terms and conditions of the Plan to:
(i) determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted;
(ii) determine the types of Awards to be granted any Eligible Individual;
(iii) determine the number of shares of Common Stock to be covered by or used for reference purposes for each Award or the value to be transferred pursuant to any Award;
(iv) determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (A) the purchase price of any shares of Common Stock, (B) the method of payment for shares purchased pursuant to any Award, (C) the method for satisfying any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Common Stock, (D) subject to Section 7(b), the timing, terms and conditions of the exercisability, vesting or payout of any Award or any shares acquired pursuant thereto, (E) the Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (F) the time of the expiration of any Award, (G) the effect of the Participant’s Termination of Service on any of the foregoing, and (H) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto as the Administrator shall consider to be appropriate and not inconsistent with the terms of the Plan;

(v) subject to Sections 7(f) and 15, modify, amend or adjust the terms and conditions of any Award;
(vi) subject to Section 7(b), accelerate or otherwise change the time at or during which an Award may be exercised or becomes payable and waive or accelerate the lapse, in whole or in part, of any restriction, condition or risk of forfeiture with respect to such Award; provided, however, that, except in connection with death, disability or a Change in Control, no such change, waiver or acceleration shall be made to any Award that is considered “deferred compensation” within the meaning of Section 409A of the Code if the effect of such action is inconsistent with Section 409A of the Code;
(vii) determine whether an Award will be paid or settled in cash, shares of Common Stock, or in any combination thereof and whether, to what extent and under what circumstances cash or shares of Common Stock payable with respect to an Award shall be deferred either automatically or at the election of the Participant;
(viii) for any purpose, including but not limited to, qualifying for preferred or beneficial tax treatment, accommodating the customs or administrative challenges or otherwise complying with the tax, accounting or regulatory requirements of one or more jurisdictions, adopt, amend, modify, administer or terminate sub-plans, appendices, special provisions or supplements applicable to Awards regulated by the laws of a particular jurisdiction, which sub-plans, appendices, supplements and special provisions may take precedence over other provisions of the Plan, and prescribe, amend and rescind rules and regulations relating to such sub-plans, supplements and special provisions;
(ix) establish any “blackout” period, during which transactions affecting Awards may not be effectuated, that the Administrator in its sole discretion deems necessary or advisable;
(x) determine the Fair Market Value of shares of Common Stock or other property for any purpose under the Plan or any Award;
(xi) administer, construe and interpret the Plan, Award Agreements and all other documents relevant to the Plan and Awards issued thereunder, and decide all other matters to be determined in connection with an Award;
(xii) establish, amend, rescind and interpret such administrative rules, regulations, agreements, guidelines, instruments and practices for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable;
(xiii) correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent the Administrator shall consider it desirable to carry it into effect; and
(xiv) otherwise administer the Plan and all Awards granted under the Plan.
(c) Delegation of Administrative Authority. The Administrator may designate officers or employees of the Company to assist the Administrator in the administration of the Plan and, to the extent permitted by applicable law and stock exchange rules, the Administrator may delegate to officers or other employees of the Company the Administrator’s duties and powers under the Plan, subject to such conditions and limitations as the Administrator shall prescribe, including without limitation the authority to execute agreements or other documents on behalf of the Administrator; provided, however, that such delegation of authority shall not extend to the granting of, or exercise of discretion with respect to, Awards to Eligible Individuals who are officers under Section 16 of the Exchange Act.
(d) Non-Uniform Determinations. The Administrator’s determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Award Agreements evidencing such Awards, and the ramifications of a Change in Control upon outstanding Awards) need not be uniform and may be made by the Administrator selectively among Awards or persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.
(e) Limited Liability; Advisors. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any

Award thereunder. The Administrator may employ counsel, consultants, accountants, appraisers, brokers or other persons. The Administrator, Whole Earth Brands, and the officers and directors of Whole Earth Brands shall be entitled to rely upon the advice, opinions or valuations of any such persons.
(f) Indemnification. To the maximum extent permitted by law, by Whole Earth Brands’s charter and by-laws, and by any directors’ and officers’ liability insurance coverage which may be in effect from time to time, the members of the Administrator and any agent or delegate of the Administrator who is a director, officer or employee of Whole Earth Brands or an Affiliate shall be indemnified by Whole Earth Brands against any and all liabilities and expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan.
(g) Effect of Administrator’s Decision. All actions taken and determinations made by the Administrator on all matters relating to the Plan or any Award pursuant to the powers vested in it hereunder shall be in the Administrator’s sole and absolute discretion, unless in contravention of any express term of the Plan, including, without limitation, any determination involving the appropriateness or equitableness of any action. All determinations made by the Administrator shall be conclusive, final and binding on all parties concerned, including Whole Earth Brands, its stockholders, any Participants and any other employee, consultant, or director of Whole Earth Brands and its Affiliates, and their respective successors in interest. No member of the Administrator, nor any director, officer, employee or representative of Whole Earth Brands shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards.
5. Shares Issuable Pursuant to Awards.
(a) Share Pool. As of the Effective Date, the number of shares of Common Stock issuable pursuant to Awards that may be granted under the Plan (the “Share Pool”) shall be equal to (i) 9,300,000 shares as of June 24, 2020, the original effective date of the Plan, plus (ii) 4,000,000 shares as of the Effective Date.
(b) Adjustments to Share Pool. On and after the Effective Date, the Share Pool shall be adjusted, in addition to any adjustments to be made pursuant to Section 10 of the Plan, as follows:
(i) The Share Pool shall be reduced, on the date of grant, by one share for each share of Common Stock made subject to an Award granted under the Plan;
(ii) The Share Pool shall be increased, on the relevant date, by the number of unissued shares of Common Stock underlying or used as a reference measure for any Award or portion of an Award that is cancelled, forfeited, expired, terminated unearned or settled in cash, in any such case without the issuance of shares;
(iii) The Share Pool shall be increased, on the forfeiture date, by the number of shares of Common Stock that are forfeited back to Whole Earth Brands after issuance due to a failure to meet an Award contingency or condition with respect to any Award or portion of an Award;
For the avoidance of doubt, the Share Pool shall not be increased by (A) shares of Common Stock used as a reference measure for any Award granted under this Plan that are not issued upon settlement of such Award due to a net settlement, (B) shares of Common Stock withheld by or surrendered (either actually or through attestation) to Whole Earth Brands in payment of the exercise price of any Award, (C) shares of Common Stock withheld by or surrendered (either actually or through attestation) to Whole Earth Brands in payment of the Tax Withholding Obligation that arises in connection with any Award, or (D) shares of Common Stock have been reacquired by the Company in the open market using the proceeds of amounts received upon the exercise of stock options.
(c) ISO Limit. Subject to adjustment pursuant to Section 10 of the Plan, the maximum number of shares of Common Stock that may be issued pursuant to stock options granted under the Plan that are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code shall be equal to 9,300,000 shares.
(d) Source of Shares. The shares of Common Stock with respect to which Awards may be made under the Plan shall be shares authorized for issuance under Whole Earth Brand’s charter but unissued, or issued and reacquired, including without limitation shares purchased in the open market or in private transactions.

6. Participation.
Participation in the Plan shall be open to all Eligible Individuals, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to Eligible Individuals in connection with hiring, recruiting or otherwise, prior to the date the individual first performs services for Whole Earth Brands or a Subsidiary; provided, however, that such Awards shall not become vested or exercisable, and no shares shall be issued to such individual, prior to the date the individual first commences performance of such services.
7. Awards.
(a) Awards, In General. The Administrator, in its sole discretion, shall establish the terms of all Awards granted under the Plan consistent with the terms of the Plan. Awards may be granted individually or in tandem with other types of Awards, concurrently with or with respect to outstanding Awards. All Awards are subject to the terms and conditions provided in the Award Agreement, which shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. Unless otherwise specified by the Administrator, in its sole discretion, or otherwise provided in the Award Agreement, an Award shall not be effective unless the Award Agreement is signed or otherwise accepted by Whole Earth Brands and the Participant receiving the Award (including by electronic delivery and/or electronic signature).
(b) Minimum Restriction Period for Awards. Except as provided below and notwithstanding any provision of the Plan to the contrary, each Award granted under the Plan shall be subject to a minimum Restriction Period of 12 months from the date of grant if vesting of or lapse of restrictions on such Award is based on the Participant’s satisfaction of specified service requirements with the Company or performance conditions. Except as provided below and notwithstanding any provision of the Plan to the contrary, the Administrator shall not have discretionary authority to waive the minimum Restriction Period applicable to an Award, except in the case of death, disability, retirement, termination of employment, or a Change in Control. Notwithstanding any provision of the Plan to the contrary, the provisions of this Section 7(b) shall not apply and/or may be waived, in the Administrator’s discretion, with respect to up to the number of Awards that is equal to five percent (5%) of the aggregate Share Pool as of the Effective Date.
(c) Stock Options.
(i) Grants. A stock option means a right to purchase a specified number of shares of Common Stock from Whole Earth Brands at a specified price during a specified period of time. The Administrator may from time to time grant to Eligible Individuals Awards of Incentive Stock Options or Nonqualified Options; provided, however, that Awards of Incentive Stock Options shall be limited to employees of Whole Earth Brands or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Sections 424(e) and 424(f) of the Code, respectively, of Whole Earth Brands, and any other Eligible Individuals who are eligible to receive Incentive Stock Options under the provisions of Section 422 of the Code. No stock option shall be an Incentive Stock Option unless so designated by the Administrator at the time of grant or in the applicable Award Agreement.
(ii) Exercise. Stock options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that Awards of stock options may not have a term in excess of ten years’ duration unless required otherwise by applicable law. The exercise price per share subject to a stock option granted under the Plan shall not be less than the Fair Market Value of one share of Common Stock on the date of grant of the stock option, except as provided under applicable law or with respect to stock options that are granted in substitution of similar types of awards of a company acquired by Whole Earth Brands or a Subsidiary or with which Whole Earth Brands or a Subsidiary combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) to preserve the intrinsic value of such awards.
(iii) Termination of Service. Except as provided in the applicable Award Agreement or otherwise determined by the Administrator, to the extent stock options are not vested and exercisable, a Participant’s stock options shall be forfeited upon his or her Termination of Service.

(iv) Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock options, provided they are not inconsistent with the Plan.
(d) Limitation on Reload Options. The Administrator shall not grant stock options under this Plan that contain a reload or replenishment feature pursuant to which a new stock option would be granted automatically upon receipt of delivery of Common Stock to Whole Earth Brands in payment of the exercise price or any tax withholding obligation under any other stock option.
(e) Stock Appreciation Rights.
(i) Grants. The Administrator may from time to time grant to Eligible Individuals Awards of stock appreciation rights. A stock appreciation right entitles the Participant to receive, subject to the provisions of the Plan and the Award Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Award Agreement, times (ii) the number of shares specified by the stock appreciation right, or portion thereof, which is exercised. The base price per share specified in the Award Agreement shall not be less than the lower of the Fair Market Value on the date of grant or the exercise price of any tandem stock option to which the stock appreciation right is related, or with respect to stock appreciation rights that are granted in substitution of similar types of awards of a company acquired by Whole Earth Brands or a Subsidiary or with which Whole Earth Brands or a Subsidiary combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) such base price as is necessary to preserve the intrinsic value of such awards.
(ii) Exercise. Stock appreciation rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that stock appreciation rights granted under the Plan may not have a term in excess of ten years’ duration unless required otherwise by applicable law. The applicable Award Agreement shall specify whether payment by Whole Earth Brands of the amount receivable upon any exercise of a stock appreciation right is to be made in cash or shares of Common Stock or a combination of both, or shall reserve to the Administrator or the Participant the right to make that determination prior to or upon the exercise of the stock appreciation right. If upon the exercise of a stock appreciation right a Participant is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.
(iii) Termination of Service. Except as provided in the applicable Award Agreement or otherwise determined by the Administrator, to the extent stock appreciation rights are not vested and exercisable, a Participant’s stock appreciation rights shall be forfeited upon his or her Termination of Service.
(iv) Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock appreciation rights, provided they are not inconsistent with the Plan.
(f)  Repricing. Notwithstanding anything herein to the contrary, except in connection with a corporate transaction involving Whole Earth Brands (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of options and stock appreciation rights granted under the Plan may not be amended, after the date of grant, to reduce the exercise price of such options or stock appreciation rights, nor may outstanding options or stock appreciation rights be canceled in exchange for (i) cash, (ii) options or stock appreciation rights with an exercise price or base price that is less than the exercise price or base price of the original outstanding options or stock appreciation rights, or (iii) other Awards, unless such action is approved by Whole Earth Brand’s stockholders.
(g) Stock Awards.
(i) Grants. The Administrator may from time to time grant to Eligible Individuals Awards of unrestricted Common Stock or Restricted Stock (collectively, “Stock Awards”) on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the Administrator shall determine, subject to the limitations set forth in Section 7(b). Stock Awards shall be evidenced in such manner as the Administrator may deem appropriate, including via book-entry registration.
(ii) Vesting. Restricted Stock shall be subject to such vesting, restrictions on transferability and other restrictions, if any, and/or risk of forfeiture as the Administrator may impose at the date of grant or thereafter. The Restriction Period to which such vesting, restrictions and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Administrator may determine. Subject to the provisions of the Plan and the applicable Award Agreement, during the Restriction Period, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock.
(iii) Rights of a Stockholder; Dividends. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder of Common Stock including, without limitation, the right to vote Restricted Stock. Cash dividends declared payable on Common Stock shall be paid, with respect to outstanding Restricted Stock, either as soon as practicable following the dividend payment date or deferred for payment to such later date as determined by the Administrator, and shall be paid in cash or as unrestricted shares of Common Stock having a Fair Market Value equal to the amount of such dividends or may be reinvested in additional shares of Restricted Stock as determined by the Administrator; provided, however, that dividends declared payable on Restricted Stock that is granted as a Performance Award shall be held by Whole Earth Brands and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such shares of Restricted Stock. Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Common Stock or other property has been distributed. As soon as is practicable following the date on which restrictions on any shares of Restricted Stock lapse, Whole Earth Brands shall deliver to the Participant the certificates for such shares or shall cause the shares to be registered in the Participant’s name in book-entry form, in either case with the restrictions removed, provided that the Participant shall have complied with all conditions for delivery of such shares contained in the Award Agreement or otherwise reasonably required by Whole Earth Brands.
(iv) Termination of Service. Except as provided in the applicable Award Agreement, upon Termination of Service during the applicable Restriction Period, Restricted Stock and any accrued but unpaid dividends that are at that time subject to restrictions shall be forfeited; provided that, subject to the limitations set forth in Section 7(b), the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.
(v) Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Restricted Stock, provided they are not inconsistent with the Plan.
(h) Stock Units.
(i) Grants. The Administrator may from time to time grant to Eligible Individuals Awards of unrestricted stock Units or Restricted Stock Units on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the Administrator shall determine, subject to the limitations set forth in Section 7(b). Restricted Stock Units represent a contractual obligation by Whole Earth Brands to deliver a number of shares of Common Stock, an amount in cash equal to the Fair Market Value of the specified number of shares subject to the Award, or a combination of shares of Common Stock and cash, in accordance with the terms and conditions set forth in the Plan and any applicable Award Agreement.
(ii) Vesting and Payment. Restricted Stock Units shall be subject to such vesting, risk of forfeiture and/or payment provisions as the Administrator may impose at the date of grant. The

Restriction Period to which such vesting and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Administrator may determine. Shares of Common Stock, cash or a combination of shares of Common Stock and cash, as applicable, payable in settlement of Restricted Stock Units shall be delivered to the Participant as soon as administratively practicable, but no later than 30 days, after the date on which payment is due under the terms of the Award Agreement provided that the Participant shall have complied with all conditions for delivery of such shares or payment contained in the Award Agreement or otherwise reasonably required by Whole Earth Brands, or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of Section 409A of the Code.
(iii) No Rights of a Stockholder; Dividend Equivalents. Until shares of Common Stock are issued to the Participant in settlement of stock Units, the Participant shall not have any rights of a stockholder of Whole Earth Brands with respect to the stock Units or the shares issuable thereunder. The Administrator may grant to the Participant the right to receive Dividend Equivalents on stock Units, on a current, reinvested and/or restricted basis, subject to such terms as the Administrator may determine provided, however, that Dividend Equivalents payable on stock Units that are granted as a Performance Award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such stock Units.
(iv) Termination of Service. Upon Termination of Service during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of shares of Common Stock or cash to which such Restricted Stock Units relate, all Restricted Stock Units and any accrued but unpaid Dividend Equivalents with respect to such Restricted Stock Units that are then subject to deferral or restriction shall be forfeited; provided that, subject to the limitations set forth in Section 7(b), the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.
(v) Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock Units, provided they are not inconsistent with the Plan.
(i) Performance Shares and Performance Units.
(i) Grants. The Administrator may from time to time grant to Eligible Individuals Awards in the form of Performance Shares and Performance Units. Performance Shares, as that term is used in this Plan, shall refer to shares of Common Stock or Units that are expressed in terms of Common Stock, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. Performance Units, as that term is used in this Plan, shall refer to dollar-denominated Units valued by reference to designated criteria established by the Administrator, other than Common Stock, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. The applicable Award Agreement shall specify whether Performance Shares and Performance Units will be settled or paid in cash or shares of Common Stock or a combination of both, or shall reserve to the Administrator or the Participant the right to make that determination prior to or at the payment or settlement date.
(ii) Performance Criteria. The Administrator shall, prior to or at the time of grant, condition the grant, vesting or payment of, or lapse of restrictions on, an Award of Performance Shares or Performance Units upon (A) the attainment of Performance Goals during a Performance Period or (B) the attainment of Performance Goals and the continued service of the Participant. The length of the Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Administrator in the exercise of its absolute discretion. Performance Goals may include minimum, maximum and target levels of performance, with the size of the Award or payout of Performance Shares or Performance Units or the vesting or lapse of restrictions with respect thereto based on the level attained. Performance Goals may be applied on a per share or absolute basis and relative to one or more Performance Metrics, or any combination thereof, and may be measured pursuant to U.S. generally accepted accounting principles (“GAAP”), non-GAAP or other objective standards in a manner consistent with Whole Earth Brands’ or its Subsidiary’s established accounting policies, all as the Administrator shall determine at the time the Performance Goals for a Performance Period are established. The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to the manner in which one or more of the Performance Goals is to be calculated or measured to take into account, or ignore, one or more of the following: (1) items related to a change in accounting principle; (2) items relating to financing activities; (3) expenses for restructuring or productivity initiatives; (4) other non-operating items; (5) items related to acquisitions; (6) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (7) items related to the sale or disposition of a business or segment of a business; (8) items related to discontinued operations that do not qualify as a segment of a business under U.S. generally accepted accounting principles; (9) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (10) any other items of significant income or expense which are determined to be appropriate adjustments; (11) items relating to unusual or extraordinary corporate transactions, events or developments, (12) items related to amortization of acquired intangible assets; (13) items that are outside the scope of the Company’s core, on-going business activities; (14) changes in foreign currency exchange rates; (15) items relating to changes in tax laws; (16) certain identified expenses (including, but not limited to, cash bonus expenses, incentive expenses and acquisition-related transaction and integration expenses); (17) items relating to asset impairment charges; (18) items relating to gains or unusual or nonrecurring events or changes in applicable law, accounting principles or business conditions; or (19) other adjustment as determined by the Administrator. An Award of Performance Shares or Performance Units shall be settled as and when the Award vests or at a later time specified in the Award Agreement or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of Section 409A of the Code.
(iii) Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Performance Shares or Performance Units, provided they are not inconsistent with the Plan.
(j) Other Stock-Based Awards. The Administrator may from time to time grant to Eligible Individuals Awards in the form of Other Stock-Based Awards. Other Stock-Based Awards in the form of Dividend Equivalents may be (A) awarded on a free-standing basis or in connection with another Award other than a stock option or stock appreciation right, (B) paid currently or credited to an account for the Participant, including the reinvestment of such credited amounts in Common Stock equivalents, to be paid on a deferred basis, and (C) settled in cash or Common Stock as determined by the Administrator; provided, however, that Dividend Equivalents payable on Other Stock-Based Awards that are granted as a Performance Award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such Other Stock-Based Awards. Any such settlements, and any such crediting of Dividend Equivalents, may be subject to such conditions, restrictions and contingencies as the Administrator shall establish.
(k) Awards to Participants Outside the United States. The Administrator may grant Awards to Eligible Individuals who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause Whole Earth Brands or a Subsidiary to be subject to) tax, legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable in order that any such Award shall conform to laws, regulations, and customs of the country or jurisdiction in which the Participant is then resident or primarily employed or to foster and promote achievement of the purposes of the Plan.
(l) Limitation on Dividend Reinvestment and Dividend Equivalents. Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, and the payment of shares of Common Stock with respect to dividends to Participants holding Awards of stock Units, shall only be permissible if sufficient shares are available under the Share Pool for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient shares are not available under the Share Pool for such reinvestment or payment, such reinvestment or payment shall be made in the form of a grant of stock Units equal in number to the shares of Common Stock that would have been obtained by such payment or reinvestment, the terms of which stock Units shall provide for settlement in cash and for Dividend Equivalent reinvestment in further stock Units on the terms contemplated by this Section 7(j).
8. Withholding of Taxes.
Participants and holders of Awards shall pay to Whole Earth Brands or its Affiliate, or make arrangements satisfactory to the Administrator for payment of, any Tax Withholding Obligation in respect of Awards granted under the Plan no later than the date of the event creating the tax or social insurance contribution liability. The obligations of Whole Earth Brands under the Plan shall be conditional on such payment or arrangements. Unless otherwise determined by the Administrator, Tax Withholding Obligations may be settled in whole or in part with shares of Common Stock, including unrestricted outstanding shares surrendered to Whole Earth Brands and unrestricted shares that are part of the Award that gives rise to the Tax Withholding Obligation, having a Fair Market Value on the date of surrender or withholding equal to the statutory minimum amount required, (or such greater amount permitted under FASB Accounting Standards Codification Topic 718, Compensation—Stock Compensation, for equity-classified awards) to be withheld for tax or social insurance contribution purposes, all in accordance with such procedures as the Administrator establishes. Whole Earth Brands or its Affiliate may deduct, to the extent permitted by law, any such Tax Withholding Obligations from any payment of any kind otherwise due to the Participant or holder of an Award.
9. Transferability of Awards.
(a) General Nontransferability Absent Administrator Permission. Except as otherwise determined by the Administrator, and in any event in the case of an Incentive Stock Option or a tandem stock appreciation right granted with respect to an Incentive Stock Option, no Award granted under the Plan shall be transferable by a Participant otherwise than by will or the laws of descent and distribution. The Administrator shall not permit any transfer of an Award for value. An Award may be exercised during the lifetime of the Participant, only by the Participant or, during the period the Participant is under a legal disability, by the Participant’s guardian or legal representative, unless otherwise determined by the Administrator. Awards granted under the Plan shall not be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, or encumbrance, except as otherwise determined by the Administrator; provided, however, that the restrictions in this sentence shall not apply to the shares of Common Stock received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Agreement have lapsed. Nothing in this paragraph shall be interpreted or construed as overriding the terms of any Whole Earth Brands stock ownership or retention policy, now or hereafter existing, that may apply to the Participant or shares of Common Stock received under an Award.
(b) Administrator Discretion to Permit Transfers Other Than For Value. Except as otherwise restricted by applicable law, the Administrator may, but need not, permit an Award, other than an Incentive Stock Option or a tandem stock appreciation right granted with respect to an Incentive Stock Option, to be transferred to a Participant’s Family Member (as defined below) as a gift or pursuant to a domestic relations order in settlement of marital property rights. The Administrator shall not permit any transfer of an Award for value. For purposes of this Section 9, “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests. The following transactions are not prohibited transfers for value: (i) a transfer under a domestic relations order in settlement of marital property rights; and (ii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity.

10. Adjustments for Corporate Transactions and Other Events.
(a) Mandatory Adjustments. In the event of a merger, consolidation, stock rights offering, statutory share exchange or similar event affecting Whole Earth Brands (each, a “Corporate Event”) or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting the capital structure of Whole Earth Brands (each, a “Share Change”) that occurs at any time after adoption of this Plan by the Board (including any such Corporate Event or Share Change that occurs after such adoption and coincident with or prior to the Effective Date), the Administrator shall make equitable and appropriate substitutions or proportionate adjustments to (i) the aggregate number and kind of shares of Common Stock or other securities on which Awards under the Plan may be granted to Eligible Individuals, (ii) the maximum number of shares of Common Stock or other securities that may be issued with respect to Incentive Stock Options granted under the Plan, (iii) the number of shares of Common Stock or other securities covered by each outstanding Award and the exercise price, base price or other price per share, if any, and other relevant terms of each outstanding Award, and (iv) all other numerical limitations relating to Awards, whether contained in this Plan or in Award Agreements; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated.
(b) Discretionary Adjustments. In the case of Corporate Events, the Administrator may make such other adjustments to outstanding Awards as it determines to be appropriate and desirable, which adjustments may include, without limitation, (i) the cancellation of outstanding Awards in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Administrator in its sole discretion (it being understood that in the case of a Corporate Event with respect to which stockholders of Whole Earth Brands receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Administrator that the value of a stock option or stock appreciation right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each share of Common Stock pursuant to such Corporate Event over the exercise price or base price of such stock option or stock appreciation right shall conclusively be deemed valid and that any stock option or stock appreciation right may be cancelled for no consideration upon a Corporate Event if its exercise price or base price equals or exceeds the value of the consideration being paid for each share of Common Stock pursuant to such Corporate Event), (ii) the substitution of securities or other property (including, without limitation, cash or other securities of Whole Earth Brands and securities of entities other than Whole Earth Brands) for the shares of Common Stock subject to outstanding Awards, and (iii) the substitution of equivalent awards, as determined in the sole discretion of the Administrator, of the surviving or successor entity or a parent thereof (“Substitute Awards”).
(c) Adjustments to Performance Goals. The Administrator may, in its discretion, adjust the Performance Goals applicable to any Awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in Whole Earth Brand’s consolidated financial statements, notes to the consolidated financial statements, management’s discussion and analysis or other Whole Earth Brands filings with the Securities and Exchange Commission. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of Whole Earth Brands or the applicable subsidiary, business segment or other operational unit of Whole Earth Brands or any such entity or segment, or the manner in which any of the foregoing conducts its business, or other events or circumstances, render the Performance Goals to be unsuitable, the Administrator may modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, as the Administrator deems appropriate and equitable.
(d) Statutory Requirements Affecting Adjustments. Notwithstanding the foregoing: (A) any adjustments made pursuant to Section 10 to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (B) any adjustments made pursuant to Section 10 to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (1) continue not to be subject to Section 409A of the Code or (2) comply with the requirements of Section 409A of the Code; (C) in any event, the Administrator shall not have the authority to make any adjustments pursuant to Section 10 to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the date of grant to be subject thereto; and (D) any adjustments made pursuant to Section 10 to Awards that are Incentive Stock Options shall be made in compliance with the requirements of Section 424(a) of the Code.
(e) Dissolution or Liquidation. Unless the Administrator determines otherwise, all Awards outstanding under the Plan shall terminate upon the dissolution or liquidation of Whole Earth Brands.
11. Change in Control Provisions.
(a) Termination of Awards. Notwithstanding the provisions of Section 11(b), in the event that any transaction resulting in a Change in Control occurs, outstanding Awards will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the issuance therefor of Substitute Awards of, the surviving or successor entity or a parent thereof. Solely with respect to Awards that will terminate as a result of the immediately preceding sentence and except as otherwise provided in the applicable Award Agreement:
(i) the outstanding Awards of stock options and stock appreciation rights that will terminate upon the effective time of the Change in Control shall, immediately before the effective time of the Change in Control, become fully exercisable and the holders of such Awards will be permitted, immediately before the Change in Control, to exercise the Awards;
(ii) the outstanding shares of Restricted Stock the vesting or restrictions on which are then solely time-based and not subject to achievement of Performance Goals shall, immediately before the effective time of the Change in Control, become fully vested, free of all transfer and lapse restrictions and free of all risks of forfeiture;
(iii) the outstanding shares of Restricted Stock the vesting or restrictions on which are then subject to and pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control and unless the Award Agreement provides for vesting or lapsing of restrictions in a greater amount upon the occurrence of a Change in Control, become vested, free of transfer and lapse restrictions and risks of forfeiture in such amounts as if the applicable Performance Goals for the unexpired Performance Period had been achieved at the target level set forth in the applicable Award Agreement;
(iv) the outstanding Restricted Stock Units, Performance Shares and Performance Units the vesting, earning or settlement of which is then solely time-based and not subject to or pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control, become fully earned and vested and shall be settled in cash or shares of Common Stock (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code; and
(v) the outstanding Restricted Stock Units, Performance Shares and Performance Units the vesting, earning or settlement of which is then subject to and pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control and unless the Award Agreement provides for vesting, earning or settlement in a greater amount upon the occurrence of a Change in Control, become vested and earned in such amounts as if the applicable Performance Goals for the unexpired Performance Period had been achieved at the target level set forth in the applicable Award Agreement and shall be settled in cash or shares of Common Stock (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code.
Implementation of the provisions of this Section 11(a) shall be conditioned upon consummation of the Change in Control.
(b) Continuation, Assumption or Substitution of Awards. The administrator may specify, on or after the date of grant, in an award agreement or amendment thereto, the consequences of a Participant’s Termination of Service that occurs coincident with or following the occurrence of a Change in Control, if a

Change in Control occurs under which provision is made in connection with the transaction for the continuation or assumption of outstanding Awards by, or for the issuance therefor of Substitute Awards of, the surviving or successor entity or a parent thereof.
(c) Other Permitted Actions. In the event that any transaction resulting in a Change in Control occurs, the Administrator may take any of the actions set forth in Section 10 with respect to any or all Awards granted under the Plan.
(d) Section 409A Savings Clause. Notwithstanding the foregoing, if any Award is considered to be a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, this Section 11 shall apply to such Award only to the extent that its application would not result in the imposition of any tax or interest or the inclusion of any amount in income under Section 409A of the Code.
12. Substitution of Awards in Mergers and Acquisitions.
Awards may be granted under the Plan from time to time in substitution for assumed awards held by employees, officers, consultants or directors of entities who become employees, officers, consultants or directors of Whole Earth Brands or a Subsidiary as the result of a merger or consolidation of the entity for which they perform services with Whole Earth Brands or a Subsidiary, or the acquisition by Whole Earth Brands of the assets or stock of the such entity. The terms and conditions of any Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the Awards to the provisions of the assumed awards for which they are substituted and to preserve their intrinsic value as of the date of the merger, consolidation or acquisition transaction. To the extent permitted by applicable law and marketplace or listing rules of the primary securities market or exchange on which the Common Stock is listed or admitted for trading, any available shares under a stockholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards granted pursuant to this Section 12 and, upon such grant, shall not reduce the Share Pool.
13. Compliance with Securities Laws; Listing and Registration.
(a) The obligation of Whole Earth Brands to sell or deliver Common Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal, state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign (non-United States) securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. If at any time the Administrator determines that the delivery of Common Stock under the Plan would or may violate the rules of any exchange on which Whole Earth Brand’s securities are then listed for trade, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery would not violate such rules. If the Administrator determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any stock exchange upon which any of Whole Earth Brand’s equity securities are listed, then the Administrator may postpone any such exercise, nonforfeitability or delivery, as applicable, but Whole Earth Brands shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.
(b) Each Award is subject to the requirement that, if at any time the Administrator determines, in its absolute discretion, that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state, federal or foreign (non-United States) law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Stock, no such Award shall be granted or payment made or Common Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.
(c) In the event that the disposition of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and is not otherwise exempt from such registration, such Common Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a person receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to Whole Earth Brands in writing that the Common Stock acquired by such person is acquired for investment only and not with a view to distribution and that such person will not dispose of the Common Stock so acquired in violation of Federal, state or foreign securities laws and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable Federal, state or foreign securities laws.
14. Section 409A Compliance.
It is the intention of Whole Earth Brands that any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code shall comply in all respects with the requirements of Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code, and the terms of each such Award shall be construed, administered and deemed amended, if applicable, in a manner consistent with this intention. Notwithstanding the foregoing, neither Whole Earth Brands nor any of its Affiliates nor any of its or their directors, officers, employees, agents or other service providers will be liable for any taxes, penalties or interest imposed on any Participant or other person with respect to any amounts paid or payable (whether in cash, shares of Common Stock or other property) under any Award, including any taxes, penalties or interest imposed under or as a result of Section 409A of the Code. Any payments described in an Award that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. For purposes of any Award, each amount to be paid or benefit to be provided to a Participant that constitutes deferred compensation subject to Section 409A of the Code shall be construed as a separate identified payment for purposes of Section 409A of the Code. For purposes of Section 409A of the Code, the payment of Dividend Equivalents under any Award shall be construed as earnings and the time and form of payment of such Dividend Equivalents shall be treated separately from the time and form of payment of the underlying Award. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, any payments (whether in cash, shares of Common Stock or other property) to be made with respect to the Award that become payable on account of the Participant’s separation from service, within the meaning of Section 409A of the Code, while the Participant is a “specified employee” (as determined in accordance with the uniform policy adopted by the Administrator with respect to all of the arrangements subject to Section 409A of the Code maintained by Whole Earth Brands and its Affiliates) and which would otherwise be paid within six months after the Participant’s separation from service shall be accumulated (without interest) and paid on the first day of the seventh month following the Participant’s separation from service or, if earlier, within 15 days after the appointment of the personal representative or executor of the Participant’s estate following the Participant’s death. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in no event shall the Administrator exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Code section 409A unless, and solely to the extent that, such accelerated payment or settlement is permissible under Treasury Regulation section 1.409A-3(j)(4).
15. Plan Duration; Amendment and Discontinuance.
(a) Plan Duration. The Plan shall remain in effect, subject to the right of the Board or the Compensation Committee to amend or terminate the Plan at any time, until the earlier of (a) the earliest date as of which all Awards granted under the Plan have been satisfied in full or terminated and no shares of Common Stock approved for issuance under the Plan remain available to be granted under new Awards or (b) June 24, 2030. No Awards shall be granted under the Plan after such termination date. Subject to other applicable provisions of the Plan, all Awards made under the Plan on or before June 24, 2030, or such earlier termination of the Plan, shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.
(b) Amendment and Discontinuance of the Plan. The Board or the Compensation Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of a Participant with respect to a previously granted Award without such

Participant’s consent, except such an amendment made to comply with applicable law or rule of any securities exchange or market on which the Common Stock is listed or admitted for trading or to prevent adverse tax or accounting consequences to Whole Earth Brands or the Participant. Notwithstanding the foregoing, no such amendment shall be made without the approval of Whole Earth Brand’s stockholders to the extent such amendment would (A) materially increase the benefits accruing to Participants under the Plan, (B) materially increase the number of shares of Common Stock which may be issued under the Plan or to a Participant, (C) materially expand the eligibility for participation in the Plan, (D) eliminate or modify the prohibition set forth in Section 7(f) on repricing of stock options and stock appreciation rights, (E) lengthen the maximum term or lower the minimum exercise price or base price permitted for stock options and stock appreciation rights, or (F) modify the prohibition on the issuance of reload or replenishment options. Except as otherwise determined by the Board or Compensation Committee, termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
(c) Amendment of Awards. Subject to Section 7(f), the Administrator may unilaterally amend the terms of any Award theretofore granted, but no such amendment shall materially impair the rights of any Participant with respect to an Award without the Participant’s consent, except such an amendment made to cause the Plan or Award to comply with applicable law, applicable rule of any securities exchange on which the Common Stock is listed or admitted for trading, or to prevent adverse tax or accounting consequences for the Participant or the Company or any of its Affiliates. For purposes of the foregoing sentence, an amendment to an Award that results in a change in the tax consequences of the Award to the Participant shall not be considered to be a material impairment of the rights of the Participant and shall not require the Participant’s consent.
16. General Provisions.
(a) Non-Guarantee of Employment or Service. Nothing in the Plan or in any Award Agreement thereunder shall confer any right on an individual to continue in the service of Whole Earth Brands or any Affiliate or shall interfere in any way with the right of Whole Earth Brands or any Affiliate to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest or become payable; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual’s interests under any Award or the Plan. No person, even though deemed an Eligible Individual, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. To the extent that an Eligible Individual who is an employee of a Subsidiary receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that Whole Earth Brands is the Participant’s employer or that the Participant has an employment relationship with Whole Earth Brands.
(b) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between Whole Earth Brands and a Participant or any other person. To the extent that any Participant or other person acquires a right to receive payments from Whole Earth Brands pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of Whole Earth Brands.
(c) Status of Awards. Awards shall be special incentive payments to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for purposes of determining any pension, retirement, death, severance or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance, severance or other employee benefit plan of Whole Earth Brands or any Affiliate now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation or (b) any agreement between (i) Whole Earth Brands or any Affiliate and (ii) the Participant, except as such plan or agreement shall otherwise expressly provide.
(d) Subsidiary Employees. In the case of a grant of an Award to an Eligible Individual who provides services to any Subsidiary, Whole Earth Brands may, if the Administrator so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Administrator may specify, upon the condition or understanding that the Subsidiary will transfer the shares of Common Stock to the Eligible Individual in accordance with the terms of the Award specified by the Administrator pursuant to the provisions of the Plan. All shares of Common Stock underlying Awards that are forfeited or canceled after such issue or transfer of shares to the Subsidiary shall revert to Whole Earth Brands.
(e) Governing Law and Interpretation. The validity, construction and effect of the Plan, of Award Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Award Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable United States federal laws and the laws of the State of Delaware without regard to its conflict of laws principles. The captions of the Plan are not part of the provisions hereof and shall have no force or effect. Except where the context otherwise requires: (i) the singular includes the plural and vice versa; (ii) a reference to one gender includes other genders; (iii) a reference to a person includes a natural person, partnership, corporation, association, governmental or local authority or agency or other entity; and (iv) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them.
(f) Use of English Language. The Plan, each Award Agreement, and all other documents, notices and legal proceedings entered into, given or instituted pursuant to an Award shall be written in English, unless otherwise determined by the Administrator. If a Participant receives an Award Agreement, a copy of the Plan or any other documents related to an Award translated into a language other than English, and if the meaning of the translated version is different from the English version, the English version shall control.
(g) Recovery of Amounts Paid. Except as otherwise provided by the Administrator, Awards granted under the Plan shall be subject to any and all policies, guidelines, codes of conduct, or other agreement or arrangement adopted by the Board or Compensation Committee with respect to the recoupment, recovery or clawback of compensation (collectively, the “Recoupment Policy”) and/or to any provisions set forth in the applicable Award Agreement under which Whole Earth Brands may recover from current and former Participants any amounts paid or shares of Common Stock issued under an Award and any proceeds therefrom under such circumstances as the Administrator determines appropriate. The Administrator may apply the Recoupment Policy to Awards granted before the policy is adopted to the extent required by applicable law or rule of any securities exchange or market on which shares of Common Stock are listed or admitted for trading, as determined by the Administrator in its sole discretion.
17. Glossary.
Under this Plan, except where the context otherwise indicates, the following definitions apply:
“Administrator” means the Compensation Committee, or such other committee(s) or officer(s) duly appointed by the Board or the Compensation Committee to administer the Plan or delegated limited authority to perform administrative actions under the Plan, and having such powers as shall be specified by the Board or the Compensation Committee; provided, however, that at any time the Board may serve as the Administrator in lieu of or in addition to the Compensation Committee or such other committee(s) or officer(s) to whom administrative authority has been delegated. With respect to any Award to which Section 16 of the Exchange Act applies, the Administrator shall consist of either the Board or a committee of the Board, which committee shall consist of two or more directors, each of whom is intended to be, to the extent required by Rule 16b-3 of the Exchange Act, a “non-employee director” as defined in Rule 16b-3 of the Exchange Act and an “independent director” to the extent required by the rules of the national securities exchange that is the principal trading market for the Common Stock; provided, that with respect to Awards made to a member of the Board who is not an employee of the Company, “Administrator” means the Board. Any member of the Administrator who does not meet the foregoing requirements shall abstain from any decision regarding an Award and shall not be considered a member of the Administrator to the extent required to comply with Rule 16b-3 of the Exchange Act.
“Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, Whole Earth Brands or any successor to Whole Earth Brands. For this purpose, “control” (including the correlative meanings of the terms “controlled by” and “under common control with”) shall mean ownership, directly or indirectly, of 50% or more of the total combined voting power of all classes of voting securities issued by such entity, or the possession, directly or indirectly, of the power to direct the management and policies of such entity, by contract or otherwise.

“Award” means any stock option, stock appreciation right, stock award, stock unit, Performance Share, Performance Unit, and/or Other Stock-Based Award, whether granted under this Plan.
“Award Agreement” means the written document(s), including an electronic writing acceptable to the Administrator, and any notice, addendum or supplement thereto, memorializing the terms and conditions of an Award granted pursuant to the Plan and which shall incorporate the terms of the Plan.
“Board” means the Board of Directors of Whole Earth Brands.
“Cause” means, with respect to a Participant, except as otherwise provided in the relevant Award Agreement (i) the Participant’s plea of guilty or nolo contendere to, or conviction of, (A) a felony (or its equivalent in a non-United States jurisdiction) or (B) other conduct of a criminal nature that has or is likely to have a material adverse effect on the reputation or standing in the community of Whole Earth Brands, any of its Affiliates or a successor to Whole Earth Brands or an Affiliate, as determined by the Administrator in its sole discretion, or that legally prohibits the Participant from working for Whole Earth Brands, any of its Subsidiaries or a successor to Whole Earth Brands or a Subsidiary; (ii) a breach by the Participant of a regulatory rule that adversely affects the Participant’s ability to perform the Participant’s employment duties to Whole Earth Brands, any of its Subsidiaries or a successor to Whole Earth Brands or a Subsidiary, in any material respect; or (iii) the Participant’s failure, in any material respect, to (A) perform the Participant’s employment duties, (B) comply with the applicable policies of Whole Earth Brands, or of its Subsidiaries, or a successor to Whole Earth Brands or a Subsidiary, or (C) comply with covenants contained in any contract or Award Agreement to which the Participant is a party; provided, however, that the Participant shall be provided a written notice describing in reasonable detail the facts which are considered to give rise to a breach described in this clause (iii) and the Participant shall have 30 days following receipt of such written notice (the “Cure Period”) during which the Participant may remedy the condition and, if so remedied, no Cause for Termination of Service shall exist.
“Change in Control” means the first of the following to occur: (i) a Change in Ownership of Whole Earth Brands, (ii) a Change in Effective Control of Whole Earth Brands, or (iii) a Change in the Ownership of Assets of Whole Earth Brands, as described herein and construed in accordance with Code section 409A.
(i) A “Change in Ownership of Whole Earth Brands” shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire, ownership of the capital stock of Whole Earth Brands that, together with the stock held by such Person or Group, constitutes more than 50% of the total fair market value or total voting power of the capital stock of Whole Earth Brands. However, if any one Person is, or Persons Acting as a Group are, considered to own more than 50%, on a fully diluted basis, of the total fair market value or total voting power of the capital stock of Whole Earth Brands, the acquisition of additional stock by the same Person or Persons Acting as a Group is not considered to cause a Change in Ownership of Whole Earth Brands or to cause a Change in Effective Control of Whole Earth Brands (as described below). An increase in the percentage of capital stock owned by any one Person, or Persons Acting as a Group, as a result of a transaction in which Whole Earth Brands acquires its stock in exchange for property will be treated as an acquisition of stock.
(ii) A “Change in Effective Control of Whole Earth Brands” shall occur on the date either (A) a majority of members of Whole Earth Brand’s Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of Whole Earth Brand’s Board before the date of the appointment or election, or (B) any one Person, or Persons Acting as a Group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) ownership of stock of Whole Earth Brands possessing 50% or more of the total voting power of the stock of Whole Earth Brands.
(iii) A “Change in the Ownership of Assets of Whole Earth Brands” shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire (or has or have acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons), assets from Whole Earth Brands that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of Whole Earth Brands immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of Whole Earth Brands, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

The following rules of construction apply in interpreting the definition of Change in Control:
(A) A “Person” means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, other than employee benefit plans sponsored or maintained by Whole Earth Brands and by entities controlled by Whole Earth Brands or an underwriter, initial purchaser or placement agent temporarily holding the capital stock of Whole Earth Brands pursuant to a registered public offering.
(B) Persons will be considered to be Persons Acting as a Group (or Group) if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the corporation. If a Person owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a Group with other shareholders only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Persons will not be considered to be acting as a Group solely because they purchase assets of the same corporation at the same time or purchase or own stock of the same corporation at the same time, or as a result of the same public offering.
(C) A Change in Control shall not include a transfer to a related person as described in Code section 409A or a public offering of capital stock of Whole Earth Brands.
(D) For purposes of the definition of Change in Control, Section 318(a) of the Code applies to determine stock ownership. Stock underlying a vested option is considered owned by the individual who holds the vested option (and the stock underlying an unvested option is not considered owned by the individual who holds the unvested option). For purposes of the preceding sentence, however, if a vested option is exercisable for stock that is not substantially vested (as defined by Treasury Regulation §1.83-3(b) and (j)), the stock underlying the option is not treated as owned by the individual who holds the option.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor section, regulations and guidance.
“Common Stock” means shares of common stock of Whole Earth Brands, par value $0.0001 per share, and any capital securities into which they are converted.
“Company” means Whole Earth Brands and its Subsidiaries, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only Whole Earth Brands.
“Compensation Committee” means the Compensation Committee of the Board.
“Dividend Equivalent” means a right, granted to a Participant, to receive cash, Common Stock, stock Units or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock.
“Effective Date” means the date on which adoption of the Plan is approved by the stockholders of Whole Earth Brands.
“Eligible Individuals” means (i) officers and employees of, and other individuals, including non-employee directors, who are natural persons providing bona fide services to or for, Whole Earth Brands or any of its Subsidiaries, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for Whole Earth Brands’s securities, and (ii) prospective officers, employees and service providers who have accepted offers of employment or other service relationship from Whole Earth Brands or a Subsidiary.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto. Reference to any specific section of the Exchange Act shall be deemed to include such regulations and guidance issued thereunder, as well as any successor section, regulations and guidance.

“Fair Market Value” means, on a per share basis as of any date, unless otherwise determined by the Administrator:
(i) if the principal market for the Common Stock (as determined by the Administrator if the Common Stock is listed or admitted to trading on more than one exchange or market) is a national securities exchange or an established securities market, the official closing price per share of Common Stock for the regular market session on that date on the principal exchange or market on which the Common Stock is then listed or admitted to trading or, if no sale is reported for that date, on the last preceding day on which a sale was reported, all as reported by such source as the Administrator may select;
(ii) if the principal market for the Common Stock is not a national securities exchange or an established securities market, but the Common Stock is quoted by a national quotation system, the average of the highest bid and lowest asked prices for the Common Stock on that date as reported on a national quotation system or, if no prices are reported for that date, on the last preceding day on which prices were reported, all as reported by such source as the Administrator may select; or
(iii) if the Common Stock is neither listed or admitted to trading on a national securities exchange or an established securities market, nor quoted by a national quotation system, the value determined by the Administrator in good faith by the reasonable application of a reasonable valuation method, which method may, but need not, include taking into account an appraisal of the fair market value of the Common Stock conducted by a nationally recognized appraisal firm selected by the Administrator.
Notwithstanding the preceding, for foreign, federal, state and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.
“Full Value Award” means an Award that results in Whole Earth Brands transferring the full value of a share of Common Stock under the Award, whether or not an actual share of stock is issued. Full Value Awards shall include, but are not limited to, stock awards, stock units, Performance Shares, Performance Units that are payable in Common Stock, and Other Stock-Based Awards for which Whole Earth Brands transfers the full value of a share of Common Stock under the Award, but shall not include Dividend Equivalents.
“Incentive Stock Option” means any stock option that is designated, in the applicable Award Agreement or the resolutions of the Administrator under which the stock option is granted, as an “incentive stock option” within the meaning of Section 422 of the Code and otherwise meets the requirements to be an “incentive stock option” set forth in Section 422 of the Code.
“Nonqualified Option” means any stock option that is not an Incentive Stock Option.
“Other Stock-Based Award” means an Award of Common Stock or any other Award that is valued in whole or in part by reference to, or is otherwise based upon, shares of Common Stock, including without limitation Dividend Equivalents and convertible debentures.
“Participant” means an Eligible Individual to whom one or more Awards are or have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such person, his successors, heirs, executors and administrators, as the case may be.
“Performance Award” means a Full Value Award, the grant, vesting, lapse of restrictions or settlement of which is conditioned upon the achievement of performance objectives over a specified Performance Period and includes, without limitation, Performance Shares and Performance Units.
“Performance Goals” means the performance goals established by the Administrator in connection with the grant of Awards based on Performance Metrics or other performance criteria selected by the Administrator.
“Performance Metrics” means criteria established by the Administrator relating to any of the following, as it may apply to an individual, one or more business units, divisions, or Affiliates, or on a company-wide basis, and in absolute terms, relative to a base period, or relative to the performance of one or more comparable companies, peer groups, or an index covering multiple companies:
(i) Earnings or Profitability Metrics: any derivative of revenue; earnings/loss (gross, operating, net or adjusted), earnings per share (basic or diluted); earnings/loss before interest and taxes (“EBIT”); earnings/loss before interest, taxes, depreciation and amortization (“EBITDA”); profit margins; operating margins; expense levels or ratios; provided that any of the foregoing metrics may be adjusted to eliminate the effect of any one or more of the following: interest expense, asset impairments or investment losses, legal settlements, early extinguishment of debt or stock-based compensation expense;
(ii) Return Metrics: any derivative of return on investment, assets, equity or capital (total or invested);
(iii) Investment Metrics: relative risk-adjusted investment performance; investment performance of assets under management;
(iv) Cash Flow Metrics: any derivative of operating cash flow; cash flow sufficient to achieve financial ratios or a specified cash balance; free cash flow; cash flow return on capital; net cash provided by operating activities; cash flow per share; working capital; return on sales; costs, reductions in costs and cost control measure;
(v) Liquidity Metrics: any derivative of debt leverage (including debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios);
(vi) Stock Price and Equity Metrics: any derivative of return on stockholders’ equity; total stockholder return; stock price; stock price appreciation; market capitalization; earnings/loss per share (basic or diluted) (before or after taxes); and/or
(vii) Strategic Metrics: regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; acquisition of new customers, including institutional accounts; market share; economic value or economic value added models; division, group or corporate financial goals; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human resources management; supervision of litigation and other legal matters; strategic partnerships and transactions; completion of an identified special project.
“Performance Period” means that period established by the Administrator during which any Performance Goals specified by the Administrator with respect to such Award are to be measured.
“Performance Shares” means a grant of stock or stock Units the issuance, vesting or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period.
“Performance Units” means a grant of dollar-denominated Units the value, vesting or payment of which is contingent on performance against predetermined objectives over a specified Performance Period.
“Plan” means this Amended and Restated Whole Earth Brands, Inc. 2020 Long-Term Incentive Plan, as set forth herein and as it may be amended from time to time.
“Restricted Stock” means an Award of shares of Common Stock to a Participant that may be subject to certain transferability and other restrictions and to a risk of forfeiture (including by reason of not satisfying certain Performance Goals).
“Restricted Stock Unit” means a right granted to a Participant to receive shares of Common Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of certain requirements (including the satisfaction of certain Performance Goals).
“Restriction Period” means, with respect to Awards, the period commencing on the date of grant of such Award to which vesting or transferability and other restrictions and a risk of forfeiture apply and ending upon the expiration of the applicable vesting conditions, transferability and other restrictions and lapse of risk of forfeiture and/or the achievement of the applicable Performance Goals (it being understood that the Administrator may provide that vesting shall occur and/or restrictions shall lapse with respect to portions of the applicable Award during the Restriction Period in accordance with Section 7(b)).
“Subsidiary” means any corporation or other entity in an unbroken chain of corporations or other entities beginning with Whole Earth Brands if each of the corporations or other entities, or group of commonly controlled corporations or other entities, other than the last corporation or other entity in the unbroken chain then owns stock or other equity interests possessing 50% or more of the total combined voting power of all classes of stock or other equity interests in one of the other corporations or other entities in such chain or otherwise has the power to direct the management and policies of the entity by contract or by means of appointing a majority of the members of the board or other body that controls the affairs of the entity; provided, however, that solely for purposes of determining whether a Participant has a Termination of Service that is a “separation from service” within the meaning of Section 409A of the Code or whether an Eligible Individual is eligible to be granted an Award that in the hands of such Eligible Individual would constitute a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, a “Subsidiary” of a corporation or other entity means all other entities with which such corporation or other entity would be considered a single employer under Sections 414(b) or 414(c) of the Code.
“Tax Withholding Obligation” means any federal, state, local or foreign (non-United States) income, employment or other tax or social insurance contribution required by applicable law to be withheld in respect of Awards.
“Termination of Service” means the termination of the Participant’s employment or consultancy with, or performance of services for, Whole Earth Brands and its Subsidiaries. Temporary absences from employment because of illness, vacation or leave of absence and transfers among Whole Earth Brands and its Subsidiaries shall not be considered Terminations of Service. With respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, “Termination of Service” shall mean a “separation from service” as defined under Section 409A of the Code to the extent required by Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code. A Participant has a separation from service within the meaning of Section 409A of the Code if the Participant terminates employment with Whole Earth Brands and all Subsidiaries for any reason. A Participant will generally be treated as having terminated employment with Whole Earth Brands and all Subsidiaries as of a certain date if the Participant and the entity that employs the Participant reasonably anticipate that the Participant will perform no further services for Whole Earth Brands or any Subsidiary after such date or that the level of bona fide services that the Participant will perform after such date (whether as an employee or an independent contractor) will permanently decrease to no more than 20 percent (20%) of the average level of bona fide services performed (whether as an employee or an independent contractor) over the immediately preceding 36-month period (or the full period of services if the Participant has been providing services for fewer than 36 months); provided, however, that the employment relationship is treated as continuing while the Participant is on military leave, sick leave or other bona fide leave of absence if the period of leave does not exceed six months or, if longer, so long as the Participant retains the right to reemployment with Whole Earth Brands or any Subsidiary.
“Total and Permanent Disability” means, with respect to a Participant, except as otherwise provided in the relevant Award Agreement, that a Participant is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last until the Participant’s death or result in death, or (ii) determined to be totally disabled by the Social Security Administration or other governmental or quasi-governmental body that administers a comparable social insurance program outside of the United States in which the Participant participates and which conditions the right to receive benefits under such program on the Participant being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last until the Participant’s death or result in death. The Administrator shall have sole authority to determine whether a Participant has suffered a Total and Permanent Disability and may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition.
“Unit” means a bookkeeping entry used by Whole Earth Brands to record and account for the grant of the following types of Awards until such time as the Award is paid, cancelled, forfeited or terminated, as the case may be: stock units, Restricted Stock Units, Performance Units, and Performance Shares that are expressed in terms of units of Common Stock.
“Whole Earth” means Whole Earth Brands, Inc., a Delaware corporation.
{end of document}

Your **Vote** Counts!

WHOLE EARTH BRANDS, INC.

2023 Annual Meeting

Vote by June 07, 2023

11:59 PM ET

WHOLE EARTH BRANDS

WHOLE EARTH BRANDS, INC.
125 S. WACKER DRIVE
SUITE 3150
CHICAGO, IL 60606

1 OF 4
322,224
148,294

Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717

30#

FLASHID-JOB#

You invested in WHOLE EARTH BRANDS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 08, 2023.**

Get informed before you vote

View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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Control # XXXX XXXX XXXX XXXX

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Vote by Mail
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Vote by Phone
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Vote Virtually at the Meeting*
June 08, 2023
11:00 AM EDT
Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/FREE2023

*Please check the meeting materials for any special requirements for meeting attendance.

WHOLE EARTH BRANDS, INC.
Annual Meeting of Stockholders
June 8, 2023 11:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Brian Litman and Ira Schlussel, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of WHOLE EARTH BRANDS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 11:00 AM, EDT on June 8, 2023, live via the Internet - please visit www.virtualshareholdermeeting.com/FREE2023 - and any adjournment or postponement thereof.

SHARE CLASSES REPRESENTED FOR VOTING

THE COMPANY NAME INC. - COMMON ASDFGHJKL	123456789.1234
THE COMPANY NAME INC. - CLASS A	123456789.1234
THE COMPANY NAME INC. - CLASS B	123456789.1234
THE COMPANY NAME INC. - CLASS C	123456789.1234
THE COMPANY NAME INC. - CLASS D	123456789.1234
THE COMPANY NAME INC. - CLASS E	123456789.1234
THE COMPANY NAME INC. - CLASS F	123456789.1234
THE COMPANY NAME INC. - 401 K	123456789.1234

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

	Voting Items	Board Recommends	Voting Options
1.	Election of Directors **Nominees:**		
			For / Against / Abstain
1A	Irwin Simon	For	☐ ☐ ☐
1B	Ira Lamel	For	☐ ☐ ☐
1C	Denise Faltischek	For	☐ ☐ ☐
1D	Steven Cohen	For	☐ ☐ ☐
1E	Anuraag Agarwal	For	☐ ☐ ☐
1F	Michael Goss	For	☐ ☐ ☐
1G	Michael Franklin	For	☐ ☐ ☐
			For / Against / Abstain
2	To approve the Whole Earth Brands, Inc. 2023 Employee Stock Purchase Plan and authorize an aggregate of 2,100,000 shares issuable under the plan	For	☐ ☐ ☐
3	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023	For	☐ ☐ ☐
4	To approve the Amended and Restated Whole Earth Brands, Inc. 2020 Long-Term Incentive Plan and authorize an increase of 4,000,000 shares issuable thereunder	For	☐ ☐ ☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature ____________ Date ____________ FLASHID-JOB# Signature (Joint Owners) ____________ Date ____________

1.00000
322,224
148,294
CLT ID